UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MASTERCRAFT BOAT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

MASTERCRAFT BOAT HOLDINGS INC.

XSTAR

2025 PROXY STATEMENT

And Notice of Annual Meeting of Shareholders

September 15, 2025

DEAR SHAREHOLDERS,

Over the past year, MasterCraft successfully navigated a challenging macroeconomic landscape while retaining our strong financial position. Our resilient performance is a testament to the relentless focus, agility, and passion of our dedicated team.

Against a dynamic industry and trade environment in fiscal 2025, we maintained our disciplined capital allocation, leveraged our robust debt-free balance sheet and continued to generate strong cash flow which enabled us to fund our share repurchase program, returning nearly $10 million to our shareholders in fiscal 2025. We were pleased to end the year on solid footing, outperforming our expectations and positioned to win.

Fueled by ongoing investments in innovation to continue advancing our product lines and brands, we remain focused on positioning the Company for long-term, sustainable shareholder value creation. Proactive production planning, strong dealer support programs, and the strength of our products and brands allow us to align inventories closely with retail demand, supporting cost and operational efficiencies and cash flow optimization. We are confident our strategy will enable us to effectively navigate near-term market volatility and position us to capitalize on the next market recovery.

INNOVATION AND OPERATIONAL EXCELLENCE

At MasterCraft, our unwavering commitment to delivering the best on-water experience through high-quality products drives everything we do. We are thrilled XStar, MasterCraft’s flagship model that redefines on-water luxury, was awarded the prestigious National Marine Manufacturers Association (NMMA) Innovation Award in the towboat category at the Miami International Boat Show. Additionally, the NMMA recognized both our MasterCraft and Crest brands with Marine Industry Customer Satisfaction Index Awards for 2024, a testament to the level of quality and craftsmanship that we deliver to our customers.

OVERSEEN BY AN EFFECTIVE AND HIGHLY ENGAGED BOARD

The Board remains confident in MasterCraft’s continued ability to execute on its strategic priorities. Our directors bring deep expertise across our industry, along with strengths in marketing, finance, operations, technology, innovation and human capital management, providing strong governance and valuable guidance as we drive long-term value creation.

Reflecting the Board’s effective oversight of executive succession planning, we announced two leadership appointments in 2025, both filled by internal candidates. We welcomed Scott Kent to the executive leadership team as our new Chief Financial Officer. Kent has over 25 years of direct marine industry experience and has helped lead operational and strategic advancements since joining MasterCraft in 2018. We also announced that Mike O’Connell, Senior Vice President of Operational Excellence, will take on the additional role of the President of our Pontoon segment, bringing nearly 40 years of marine industry experience to position our Crest and Balise brands for long-term success.

OPERATING WITH INTEGRITY

As stewards of iconic marine brands, we recognize our responsibility to continue to operate with integrity, promote well-being of our employees and communities, and minimize our impact on the environment. This past year, we enhanced our safety training and monitoring programs for our employees, helping drive our industry-leading safety performance. In 2025, we were pleased to achieve more than one million safe hours worked without a lost-time incident and once again decreased both our Recordable Incident Rate and our Lost-Time Incident Rate year-over-year.

LOOKING AHEAD

While macroeconomic conditions remain fluid, we believe we are well-prepared to execute our plan and confident in our strategy, our brands, and our people. We are grateful for the unwavering support from our loyal customers as we strive to deliver the best boating experience. We are energized by the opportunities ahead and remain steadfast in our commitment to creating long-term value for our shareholders.

On behalf of the Board of Directors and our entire team, we thank you for your continued support and investment.

Sincerely,

Bradley. M. Nelson CEO and Director	Roch Lambert Chairman of the Board

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

ANNUAL MEETING OF SHAREHOLDERS DATE: October 28, 2025 TIME: 8 a.m. Eastern Time LOCATION: Via a live audio-only webcast at www.proxydocs.com/mcft

2025 ITEMS OF BUSINESS

PROPOSAL 1

Elect eight directors nominated by the Board of Directors for a term that expires at the Company's next Annual Meeting of Shareholders

PROPOSAL 2

Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026

PROPOSAL 3

Approve, on an advisory basis (i.e. non-binding), the compensation of the Company's named executive officers

OTHER MATTERS

Consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof

We invite you to join us for our 2025 annual meeting of shareholders (the “Annual Meeting”) of MasterCraft Boat Holdings, Inc. (the “Company”), which will be conducted via live audio webcast on October 28, 2025. You may attend the virtual meeting of shareholders online and submit your questions during the meeting by visiting www.proxydocs.com/mcft. We believe the virtual format of the meeting makes it easy for shareholders across the world to attend the meeting and communicate with us. We look forward to your attendance and participation again this year. To register, you will need the control number provided on your proxy card, voting instruction form or Notice of Availability of Proxy Materials. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.

Your vote is important. To be sure your shares are voted at the Annual Meeting, please follow the instructions provided to you and vote your shares today. This will not prevent you from voting your shares during the virtual meeting if you are able to attend. You may vote over the Internet or by mailing a proxy or voting instruction card. Voting over the Internet or by written proxy will ensure your representation at the Annual Meeting, regardless of whether you attend the virtual meeting. If you hold your shares in your own name and choose to attend the Annual Meeting, you may change your vote by revoking your proxy at any time before it is exercised, which can be done by voting your shares online while virtually attending the meeting, by delivering a new proxy or by notifying the Company Secretary in writing prior to the meeting. If your shares are held for you in a brokerage, bank or other institutional account, you must contact that institution to revoke a previously authorized proxy.

A complete list of shareholders of record entitled to vote at the meeting will be made available for inspection by any Company shareholder (i) at the principal executive offices of the Company for ten days prior to the meeting date and (ii) on the virtual shareholder meeting website on the date of the meeting.

Reminder: To be admitted to the annual meeting, see “Questions Relating to this Proxy Statement—How can I attend the Annual Meeting” on page 56.

PROXY STATEMENT

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2025

The board of directors of the Company (the “Board”) is furnishing this information in connection with the solicitation of proxies for the Annual Meeting. The Annual Meeting will be held in a virtual meeting format only, via the Internet. Instructions on how to participate at the Annual Meeting are posted at www.proxydocs.com/mcft. The proxy statement, the accompanying proxy card and our 2025 Annual Report on Form 10-K will first be mailed to our shareholders on or about September 15, 2025.

This Proxy Statement contains important information for you to consider when deciding how to vote. Please read this information carefully.

All properly executed written proxies and all properly completed proxies submitted by the Internet that are delivered pursuant to this solicitation will be voted at the meeting in accordance with directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

Only owners of record of shares of common stock of the Company at the close of business on September 2, 2025, the record date, are entitled to vote electronically via the Internet at the meeting, or at any adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of common stock held. There were 16,293,758 shares of common stock issued and outstanding on the record date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on October 28, 2025: This Proxy Statement is first being sent to shareholders on or about September 15, 2025. All shareholders and beneficial owners may access the proxy materials at www.proxydocs.com/mcft. In addition, this Proxy Statement and our 2025 Annual Report on Form 10-K are available at www.mastercraft.com.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

ANNUAL MEETING INFORMATION

October 28, 2025	8 a.m. Eastern time	Via a live audio-only webcast at www.proxydocs.com/mcft

AGENDA AND VOTING RECOMMENDATIONS

	BOARD RECOMMENDS:	LEARN MORE ON:
PROPOSAL 1
Elect eight directors nominated by the Board of Directors for a term that expires at the Company's next Annual Meeting of Shareholders	☑ FOR ALL	8
PROPOSAL 2
Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026	☑ FOR	24
PROPOSAL 3
Approve, on an advisory basis (i.e. non-binding), the compensation of the Company's named executive officers	☑ FOR	29

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 1

DIRECTOR NOMINEES

The following table provides summary information about all director nominees. Each director is being nominated for a one-year term that will expire at our next annual meeting of shareholders. The directors will be elected by the affirmative vote of a majority of the votes cast. Pursuant to our Corporate Governance Guidelines, if an incumbent director fails to receive a majority of the votes cast, the incumbent director will promptly tender his or her irrevocable offer of resignation to the Board. The Board, upon recommendation by the Nominating and Corporate Governance Committee ("NCG Committee"), can then choose to accept the resignation, reject it or take such other action that the Board deems appropriate. For more information about the director nominees, see page 8.

W. PATRICK BATTLE	JACLYN BAUMGARTEN	DONALD C. CAMPION	JENNIFER DEASON

Age: 62	Age: 47	Age: 76	Age: 49
Independent	Independent	Independent	Independent
Committees: N, S*	Committees: N, S	Committees: A*, C	Committees: A, S

ROCH LAMBERT	PETER G. LEEMPUTTE	KAMILAH MITCHELL-THOMAS	BRADLEY M. NELSON

Age: 62	Age: 68	Age: 53	Age: 56
Independent Chairman	Independent	Independent	Chief Executive Officer
Committees: A, N*, S	Committees: A, C*	Committees: C, N

Committees Key: Audit (A), Compensation & Human Capital (C), Nominating and Corporate Governance (N), Strategy (S), Committee Chair (*)

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 2

2025 HIGHLIGHTS

2025 FINANCIAL PERFORMANCE HIGHLIGHTS	$284.2M NET SALES	$24.4M ADJUSTED EBITDA(1)

	$0.65 GAAP EPS ———————————————— $0.92 ADJUSTED EPS(1)	$29.0M FREE CASH FLOW(1) ———————————————— $9.5M SPEND ON SHARE REPURCHASES

(1) See "Appendix A - Reconciliation of Non-GAAP Measures" for additional information.

CORPORATE GOVERNANCE HIGHLIGHTS

We are committed to establishing and maintaining strong corporate governance practices that reflect high standards of ethics and integrity and promote long-term shareholder value.

BOARD COMPOSITION		POLICIES, PROGRAM, GUIDELINES
☑	Directors elected annually	☑	Active Board oversight of the Company’s corporate governance and sustainability efforts
☑	Diversity of perspectives, backgrounds, and experiences, with an average tenure of director nominees of 6.3 years.	☑	Prohibition on short sales and transactions in derivatives and hedging of Company securities by directors, officers and employees
☑	All directors except our Chief Executive Officer are independent	☑	Prohibition on pledging of Company securities by directors, officers and employees subject to a limited exception
☑	Separated CEO and Chairman roles	☑	Director "overboarding" limits

BOARD PERFORMANCE		SHAREHOLDER RIGHTS
☑	Focus on Board’s risk oversight role	☑	Majority vote standard for the election of directors, with a director resignation policy
☑	Commitment to continuing director education	☑	Simple majority vote standard for amendments to key Company documents and to approve mergers and acquisitions
☑	Annual committee evaluations and periodic Board evaluations

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 3

ENVIRONMENTAL & SOCIAL HIGHLIGHTS

Boating means being outdoors and on the water, which is why we have a strong understanding of the importance of environmental and social responsibility. We are committed to reducing our environmental impact, ensuring a healthy and safe workplace for our employees, and to acting as a good corporate citizen in the communities we serve.

We are proud to have published our 2025 Sustainability Report in September 2025 that highlights our commitment to sustainability:

▪
Expanded recycling program: Reduced the impact of our operations on the environment by diverting additional materials like pallets, hard plastics, and single stream recyclables.
▪
Enhanced safety training and monitoring: Increased investment in targeted safety programs, including enhancing training programs for our employees, achieving over one million safe hours worked.
▪
Furthered community stewardship: Partnered with organizations like High Fives Foundation and St. Jude Children’s Hospital® and hosted campaigns, such as Let Her Rip, to support and engage with our communities.

Additionally, we are very proud that our MasterCraft brand continues to achieve compliance with three prestigious global certifications for:

CORPORATE CITIZENSHIP	ENVIRONMENTAL SUSTAINABILITY	EMPLOYEE HEALTH AND SAFETY
ISO 9001	ISO 14001	ISO 45001
Quality Management Systems	Environmental Management Systems	International Occupational Health and Safety Management Systems

With these foundations in place, we look forward to Making Boating Better and keeping our company at the forefront of the marine industry. You can access the full 2025 sustainability report here: https://investors.mastercraft.com/making-boating-better. Our sustainability report is not incorporated by reference in, and does not form a part of, this proxy statement.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 4

2025 COMPENSATION PROGRAM HIGHLIGHTS

Our executive compensation program is designed to facilitate high performance and generate results that will create value for our shareholders. We structure compensation to pay for performance, incentivize our executives with equity in the Company in order to align their interests with the interests of our shareholders and allow our executives to share in our shareholders’ success, which we believe creates a performance culture, maintains morale and attracts, motivates and retains top executive talent.

The primary elements of our fiscal 2025 executive compensation program are base salary, annual bonuses, equity incentive awards and certain employee benefits. Our Compensation and Human Capital Committee ("CHC Committee") reviews and approves our executive compensation program, and maintains the discretion to adjust awards and amounts paid to our executive officers as it deems appropriate. We believe our named executive officers are compensated in a manner consistent with our strategy, compensation best practices and alignment with shareholders’ interests.

STRUCTURE OF OUR COMPENSATION PROGRAM

Our compensation program is structured to be reasonable in magnitude of total opportunity, largely performance-based, and equity-oriented.

CEO TARGET COMPENSATION OPPORTUNITY	OTHER NEO TARGET COMPENSATION OPPORTUNITY

Performance Stock Units 25%
Base Salary 25%
Benefits and Perquisites 1%
Resticted Stock Awards 24%
Target Annual Bonus 25%
Performance Based 50%
Variable Pay 74%

Performance Stock Units 16%
Performance Based 38%
Base Salary 40%
Target Annual Bonus 22%
Variable Pay 58%
Benefits and Perquisites 2%
Restricted Stock Awards 20%

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 5

COMPENSATION BEST PRACTICES

WHAT WE DO
☑

Strong emphasis on variable and performance-based compensation, with a significant portion of named executive officers’ overall compensation tied to the Company’s stock price and objective Company performance measures

		☑	CHC Committee composed solely of independent directors
☑	Appropriate mix of short-term and long-term incentives	☑	Additional rigorous strategic goals considered for each executive
☑	Annual limits for cash incentives for named executive officers financial (200% of Target) and strategic performance (150% of Target) metrics	☑	CHC Committee retains right to exercise negative discretion in determining actual payouts
☑	Robust Nasdaq-compliant clawback policy for incentive cash and equity compensation paid to our executive officers	☑	Meaningful stock ownership guidelines for certain executive officers and directors
☑	Rigorous measures tied to Divisional Free Cash Flow, relative Total Shareholder Return and Cumulative Adjusted EPS	☑	CHC Committee advised by third-party advisors including independent compensation consultant Willis Towers Watson ("WTW")
☑	Ongoing risk assessment of our executive compensation program	☑	Conduct regular shareholder outreach

WHAT WE DON'T DO
☒	Provide incentives that encourage excessive executive risk-taking	☒	Allow hedging or short sales
☒	Gross up excise taxes that may become due upon a change in control	☒	Guarantee incentive awards for executives

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 6

OUR BOARD

PROPOSAL 1 - ELECTION OF DIRECTORS

Each of the director nominees listed below are currently directors of the Company. The following is a brief summary of each director nominee’s business experience and qualifications and other public company directorships held currently or in the last five years. The Board believes that each of the eight nominees are well qualified to serve on the Board, and has set forth in the biographies below each nominee’s key experiences, qualifications and attributes that led the Board to conclude that they should serve as a director.

W. PATRICK BATTLE	EXPERIENCE
Managing Partner, Stillwater Family Holdings Age: 62 Independent Director since: 2017 Committees: Nominating and Corporate Governance Strategy (Chair)	STRATEGY
MARKETING
INNOVATION

EXPERIENCE:
▪
Managing Partner, Stillwater Family Holdings and was instrumental in launching Experience and Fermata Partners (present)

▪
Chairman, IMG College, following the acquisition of The Collegiate Licensing Company (CLC) by IMG Worldwide. Under his leadership, IMG College became the leader in developing and managing integrated licensing, marketing, and multimedia rights programs for more than 200 U.S. universities, conferences, bowls, and the NCAA

▪
President and Chief Executive Officer, CLC

QUALIFICATIONS:	▪ Operational, strategic, and marketing expertise ▪ Senior leadership experience
EDUCATION:	▪ B.A., Marketing, Georgia State University
OTHER BOARDS:	▪ Acuity Brands, Inc. (NYSE: AYI), member of the Compensation and Management Development Committee and Governance Committee

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 8

JACLYN BAUMGARTEN	EXPERIENCE
Managing Partner, IDC Ventures Age: 47 Independent Director since: 2018 Committees: Nominating and Corporate Governance Strategy	INDUSTRY
MARKETING
STRATEGY

EXPERIENCE:
▪
Managing Partner, IDC Ventures (present)

▪
Co-Founder and Former Chief Executive Officer, Boatsetter, the world’s leading boat sharing platform with boats throughout the United States, Mexico, the Bahamas, the Caribbean, South America and the Mediterranean

▪
Founder and Chief Executive Officer, Cruzin Inc. (now merged with Boatsetter), where she led a team of marine and insurance industry leaders to create the insurance policy that paved the way for an entire boat sharing industry

▪
Partner and Chief Operating Officer, AH Global

▪
Director of Strategy, DaVita

▪
Development Manager, Westfield Group

▪
Consultant, IBM and PricewaterhouseCoopers

QUALIFICATIONS:	▪ Substantial experience in the boating industry ▪ Strategic and marketing experience ▪ Senior leadership experience
EDUCATION:	▪ B.A., cum laude, Wellesley College ▪ M.B.A., Stanford University Graduate School of Business
OTHER BOARDS:	▪ Two private boards

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 9

DONALD C. CAMPION	EXPERIENCE
Former Chief Financial Officer, VeriFone, Inc. Age: 76 Independent Director since: 2015 Committees: Audit (Chair) Compensation and Human Capital	FINANCE
ACCOUNTING
MANUFACTURING
INFORMATION TECHNOLOGY

EXPERIENCE:
▪
Chief Financial Officer of several public and private companies, including VeriFone, Inc., Special Devices, Inc., Cambridge Industries, Inc., Oxford Automotive, Inc., and Delco Electronics Corporation

QUALIFICATIONS:	▪ Substantial accounting and tax experience ▪ Leadership positions in diverse manufacturing businesses ▪ Board service experience, including as chair of several audit committees
EDUCATION:	▪ B.S., Applied Mathematics, University of Michigan College of Engineering ▪ M.B.A., Corporate Finance, University of Michigan
OTHER BOARDS:	▪ Previously served on the boards of many public and private companies

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 10

JENNIFER DEASON	EXPERIENCE
Former Chief Executive Officer, Home Partners of America Age: 49 Independent Director since: 2021 Committees: Audit Strategy	FINANCE
STRATEGY
MARKETING
CYBER- SECURITY

EXPERIENCE:
▪
Chief Executive Officer, Home Partners of America

▪
Board Chair and Chief Executive Officer, Belong Acquisition Corp., a special purpose acquisition company

▪
Co-founder and Chief Business Officer/Chief Financial Officer, Flowcode

▪
Executive Vice President, Head of Corporate Development and Strategy, Sotheby’s

▪
Chief Financial Officer, The Weather Channel, where she worked to reposition the organization from a more traditional TV media company towards a data-focused, mobile-first advertising platform, prior to the sale of the digital and B2B businesses to IBM.

▪
Served as Executive Vice President and in several interim operating roles such as President, Chief Marketing Officer and Chief Financial Officer, Bain Capital

QUALIFICATIONS:	▪ Financial and strategic expertise ▪ Luxury and direct-to-consumer experience ▪ Media and retail industry
EDUCATION:	▪ B.A., Yale University ▪ M.B.A., Stanford University
OTHER BOARDS:	▪ Concentrix Corporation (NASDAQ: CNXC), member of the Audit Committee and Nominating and Governance Committee

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 11

ROCH LAMBERT	EXPERIENCE
Operating Partner, CORE Industrial Partners Age: 62 Chairman since: 2024 Independent Director since: 2016 Committees: Audit Nominating and Corporate Governance (Chair) Strategy	INDUSTRY
OPERATIONS
STRATEGY

EXPERIENCE:
▪
Operating Partner at CORE Industrial Partners (present)

▪
President of Lippert Automotive, an aftermarket automotive manufacturer and a division of LCI
▪
Chief Executive Officer, Curt Manufacturing, Inc., an automotive aftermarket manufacturer

▪
Chief Executive Officer, Rec Boat Holdings, an international designer, manufacturer and distributor of powerboats

▪
Vice President and General Manager of several divisions at Bombardier Recreational Products (BRP), an international recreational products company, including the Sea-Doo, Ski-Doo and Evinrude divisions

▪
Various leadership, engineering and production roles, Bombardier and Aquilon Technologies, a manufacturer of attachments for farm equipment OEMs

QUALIFICATIONS:	▪ Substantial industry experience ▪ Leadership experience in diverse manufacturing businesses ▪ Extensive knowledge of operational matters in the recreational products and powerboat industries
EDUCATION:	▪ B.Eng., Mechanical/Aeronautical Engineering, Ecole Polytechnique de Montreal ▪ D.B.A., Universite Laval
OTHER BOARDS:	▪ Two private boards

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 12

PETER G. LEEMPUTTE	EXPERIENCE
Former Chief Financial Officer, Keurig Green Mountain, Inc. Age: 68 Independent Director since: 2016 Committees: Audit Compensation and Human Capital (Chair)	INDUSTRY
FINANCE
ACCOUNTING
INFORMATION TECHNOLOGY

EXPERIENCE:
▪
Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc., a leader in specialty coffee, coffee makers, teas and other beverages

▪
Executive Vice President and Chief Financial Officer, Mead Johnson Nutrition Company, a global leader in infant and children’s nutrition

▪
Senior Vice President and Chief Financial Officer, Brunswick Corporation, a global manufacturer of marine products

▪
Various management positions at Chicago Title Corporation, Mercer Management Consulting, Armco Inc., FMC Corporation and BP

QUALIFICATIONS:	▪ Significant financial and accounting expertise gained in handling financial responsibilities for several leading corporations ▪ Extensive marine industry experience ▪ Leadership skills
EDUCATION:	▪ B.S., Chemical Engineering, Washington University, St. Louis ▪ M.B.A., Finance, University of Chicago School of Business
OTHER BOARDS:	▪ Ecogensus LLC (private) ▪ Previously served on the boards of other public companies

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 13

KAMILAH MITCHELL-THOMAS	EXPERIENCE
Former Senior Vice President, Chief People Officer, Avaya Age: 53 Independent Director since: 2022 Committees: Compensation and Human Capital Nominating and Corporate Governance	LEADERSHIP
HUMAN CAPITAL
STRATEGY

EXPERIENCE:	▪ Senior Vice President, Chief People Officer, Avaya ▪ Senior Vice President, Head of People, Roku, Inc. ▪ Chief People Officer, Dow Jones & Company ▪ Senior Vice President, People & Culture, A+E Networks
QUALIFICATIONS:	▪ Executive compensation and human capital strategy ▪ CEO succession planning ▪ Organizational transformation ▪ Technology, media, and consumer sectors
EDUCATION:	▪ B.A., Economics, Lincoln University
OTHER BOARDS:	▪ Success Academy Charter Schools (non-profit) ▪ Previously served on Dow Jones News Fund (private)

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 14

BRADLEY M. NELSON	EXPERIENCE
Chief Executive Officer and Director, MasterCraft Boat Holdings, Inc. Age: 56 Director since: 2024	STRATEGY
PRODUCT DEVELOPMENT
MANUFACTURING
OPERATIONS

EXPERIENCE:
▪
Chief Executive Officer, MasterCraft (2024 – Present)

▪
Executive Vice President and President, Commercial Segment of Oshkosh Corporation

▪
Vice President of Global Marketing, JLG Industries, Inc.

▪
Several leadership roles, including Vice President, Global Marketing & Communications and Business Unit Manager, Eaton Corporation - Electrical sector

▪
Various Senior leadership positions in technology businesses

QUALIFICATIONS:	▪ Strategic and operational leadership across multiple industries ▪ Extensive manufacturing experience ▪ Substantial commercial and product development experience
EDUCATION:	▪ B.S., Business Administration, University of Phoenix ▪ M.B.A., Brigham Young University

☑ VOTING RECOMMENDATION
The Board of Directors recommends a vote FOR each of the director nominees.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 15

CORPORATE GOVERNANCE

HOW WE ARE SELECTED AND ELECTED

SELECTION OF DIRECTOR NOMINEES

GENERAL CRITERIA AND PROCESS

It is the NCG Committee’s responsibility to review and recommend to the Board a slate of nominees for director for election at each annual meeting of shareholders and to identify one or more candidates to fill any vacancies that may occur on the Board. In developing recommendations for new director candidates, the NCG Committee identifies potential individuals whose qualifications and skills reflect those desired by the Board, and evaluates and recommends to the Board all nominees for board membership as specified in the committee’s charter.

As expressed in our Corporate Governance Guidelines, we do not set specific criteria for directors, but the Company seeks to align the composition of the Board with the Company’s strategic direction so that the directors bring skills, experience and backgrounds that are relevant to the key strategic and operational issues that they will oversee and approve. Directors are selected for their integrity, ethics, seasoned judgment, breadth of experience, insight, knowledge and business acumen, among other things. Diversity of perspectives, backgrounds, and experiences are also important factors in evaluating candidates for election to the Board. Accordingly, pursuant to our Corporate Governance Guidelines, the NCG Committee will ensure that candidates meeting these criteria are included in each pool of candidates from which Board nominees are chosen. Leadership skills and executive experience, expertise in recreational boating or vehicles, dealer network knowledge, familiarity with issues affecting global businesses, financial and accounting knowledge, prior experience in the Company’s geographic markets, expertise in operations, strategic planning and marketing expertise, may also be among the relevant selection criteria. The NCG Committee believes that directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve on the Board for an appropriate period of time. In addition, the Company strives to maintain a Board that reflects passion and commitment to the Company. These criteria will vary over time depending on the needs of the Board.

For each of the nominees to the Board, the biographies included in this Proxy Statement highlight the experience and qualifications that were among the most important to the NCG Committee in concluding that the nominee should serve as a director.

SHAREHOLDER RECOMMENDATION OF CANDIDATES FOR DIRECTOR

Shareholders wishing to recommend candidates to be nominated for election to the Company’s Board may do so by sending to the attention of our Corporate Secretary at the address provided in this Proxy Statement a statement setting forth the information required by the advance notice provision in our Fourth Amended and Restated Bylaws (the “Bylaws”). Shareholder recommendations provided to our Corporate Secretary will be considered and evaluated by the NCG Committee in the same manner as candidates recommended from other sources.

For information regarding shareholder nominations of directors and shareholder proposals, please see the “Next Annual Meeting—Shareholder Proposals” section of this Proxy Statement.

DIRECTOR SKILLS, QUALIFICATIONS AND EXPERIENCE

Under the terms of its charter, the NCG Committee is responsible for determining criteria and qualifications for director nominees to be used in reviewing and selecting director candidates, including those described in the Corporate Governance Guidelines. The Board and the NCG Committee believe that it is important that our directors demonstrate:

▪
a high level of personal and professional ethics, integrity and moral character;
▪
a commitment to the long-term interests of our shareholders;
▪
sound business judgment;
▪
the skills, knowledge and expertise that in the aggregate are useful in overseeing and providing strategic direction to the Company’s business; and
▪
availability to devote sufficient time for preparation and participation in board and committee meetings.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 16

The NCG Committee is responsible for recommending to the Board a slate of nominees for election at each annual meeting of shareholders. Nominees may be suggested by directors, members of management, shareholders or, in some cases, by a third-party search firm. The NCG Committee considers a wide range of factors when assessing potential director nominees. This includes consideration of the current composition of the Board, any perceived need for one or more particular areas of expertise, the balance of management and independent directors, the need for committee-specific expertise, the evaluations of other prospective nominees and the qualifications of each potential nominee relative to the attributes, skills and experience described above.

Using our director skills matrix as a guide, as well as the results of our annual Board and committee self-assessment process, the NCG Committee evaluates the composition of our Board annually and identifies for consideration by the full Board areas of expertise and other qualities that would complement and enhance our current Board.

The diverse set of core competencies represented on our current Board is summarized below:

CORE COMPETENCIES
	1	2	3	4	5	6	7	8
LEADERSHIP	☑	☑	☑	☑	☑	☑	☑	☑
MERGERS AND ACQUISITIONS	☑	☑	☑	☑	☑	☑	☑
PUBLIC COMPANY BOARD	☑	☑	☑	☑	☑	☑	☑
STRATEGIC PLANNING	☑	☑	☑	☑	☑	☑
FINANCE AND ACCOUNTING	☑	☑	☑	☑	☑
COMPENSATION AND HUMAN CAPITAL	☑	☑	☑	☑	☑
INTERNATIONAL	☑	☑	☑	☑	☑
RELATED INDUSTRY	☑	☑	☑	☑
SALES AND MARKETING	☑	☑	☑	☑
TECHNOLOGY AND CYBERSECURITY	☑	☑	☑	☑
OPERATIONS AND MANUFACTURING	☑	☑	☑

Seven out of eight current directors and director nominees are independent. The average tenure of our directors is 6.3 years. For additional information on each director, see the biographies in the “Proposal 1—Election of Directors” section of this Proxy Statement.

BOARD COMPOSITION AND DIRECTOR INDEPENDENCE

COMPOSITION

Our Bylaws provide that our Board will consist of a number of directors as determined from time to time by resolution adopted by a majority of the total number of directors then in office. Our Board currently consists of eight members, W. Patrick Battle, Jaclyn Baumgarten, Donald C. Campion, Jennifer Deason, Roch Lambert, Peter G. Leemputte, Kamilah Mitchell-Thomas, and Bradley M. Nelson.

INDEPENDENCE

We follow the director independence standards set forth in The Nasdaq Stock Market, or NASDAQ, corporate governance standards and the federal securities laws. The Board reviewed and analyzed the independence of each director and director nominee. The purpose of the review was to determine whether any particular relationships or transactions involving directors, or their affiliates or immediate family members were inconsistent with a determination that the director is independent for purposes of serving on the Board and its committees. During this review, the Board examined whether there were any transactions and/or relationships between directors or their affiliates or immediate family members and the Company and the substance of any such transactions or relationships.

As a result of this review, our Board has determined that Mr. Battle, Ms. Baumgarten, Mr. Campion, Ms. Deason, Mr. Lambert, Mr. Leemputte and Ms. Mitchell-Thomas are independent, as defined under the rules of NASDAQ and meet the

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requirements set forth in our director independence guidelines. In addition, our Board has determined that each member of our Audit Committee, Messrs. Campion, Lambert and Leemputte and Ms. Deason, is independent for Audit Committee purposes, as defined under the rules of NASDAQ.

HOW WE ARE ORGANIZED

BOARD LEADERSHIP STRUCTURE

Our Board is led by our Chairman, Mr. Lambert. Our Corporate Governance Guidelines provide that the Board has the flexibility to decide when the positions of Chairman and CEO should be combined or separated and whether an executive or independent director should be Chairman. In the event the position of Chairman is not held by an independent director, our Corporate Governance Guidelines provide that a lead independent director will be appointed by the independent members of our Board. This approach is designed to allow the Board to choose the most appropriate leadership structure for the Company to serve the interests of the Company and our shareholders at the relevant time.

The Board believes separating the CEO and Chairman roles at this time continues to be appropriate and will serve the Company well by allowing our CEO to focus more intensely on the operations and strategy of the Company with independent oversight from the Board. Under this arrangement, Mr. Lambert has the opportunity to work closely with Mr. Nelson to set the agenda for Board meetings and to facilitate information flow between the Board and management. The Board will continue to review the appropriateness of this structure periodically or as circumstances and events may require in light of the constantly evolving corporate governance landscape.

BOARD COMMITTEES AND MEMBERSHIP

Our Board has established an Audit Committee, a Compensation and Human Capital Committee, a Nominating and Corporate Governance Committee, and a Strategy Committee. Each of the committees reports to the Board as they deem appropriate, and as the Board may request. The composition, along with the duties and responsibilities of these committees as set forth in the applicable charter, are described below. The Board, with the assistance of the NCG Committee, periodically reviews the standing committees of the Board and, subject to applicable listing rules, evaluates whether to add or disband committees based on Company objectives and priorities. The NCG Committee reviews committee composition annually. The table below sets forth the current membership of each of the committees:

DIRECTOR	AUDIT	CHC	NCG	STRATEGY
W. Patrick Battle
Jaclyn Baumgarten
Donald C. Campion
Jennifer Deason
Roch Lambert
Peter G. Leemputte
Kamilah Mitchell-Thomas
Bradley M. Nelson

Chairman of the Board	Committee Chair	Committee Member	Audit Committee Financial Expert

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AUDIT COMMITTEE FUNCTIONS	MEMBERS

▪
Engaging our independent public accountants
▪
Reviewing with the independent public accountants the plans and results of the audit engagement
▪
Approving professional services provided by the independent public accountants
▪
Reviewing the independence of the independent public accountants
▪
Approving the audit and non-audit fees
▪
Reviewing the adequacy of our internal controls over financial reporting
▪
Reviewing and providing oversight to the Company’s enterprise risk management program and the information technology and cybersecurity risk policies and procedures
▪
Oversight of the Company’s Code of Conduct for officers, directors, and employees
Donald C. Campion Jennifer Deason Roch Lambert Peter G. Leemputte

Number of meetings: 9

Our Board has affirmatively determined that Messrs. Campion, Lambert and Leemputte and Ms. Deason each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 and NASDAQ rules. In addition, our Board has determined that each Audit Committee member is “financially literate” and that Ms. Deason and Messrs. Campion and Leemputte each qualify as an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

COMPENSATION AND HUMAN CAPITAL COMMITTEE FUNCTIONS	MEMBERS

▪
Determining compensation for our most highly paid employees
▪
Determining director compensation
▪
Administering our other compensation programs
▪
Overseeing the Company's clawback policy
▪
Establishing, periodically re-evaluating and, where appropriate, adjusting and administering policies concerning compensation of management personnel
▪
Oversight of sustainability efforts related to employee safety, training, development and inclusive practices.
Peter G. Leemputte Donald C. Campion Kamilah Mitchell-Thomas

Number of meetings: 6

Our Board has affirmatively determined that Messrs. Leemputte and Campion and Ms. Mitchell-Thomas each meet the definition of “independent director” for purposes of serving on a compensation committee under NASDAQ rules.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE FUNCTIONS	MEMBERS

▪
Assisting our Board in selecting new directors
▪
Evaluating the overall effectiveness of our Board
▪
Reviewing developments in corporate governance compliance
▪
Executive succession planning
▪
Oversight of sustainability efforts related to environmental and governance matters
Roch Lambert W. Patrick Battle Jaclyn Baumgarten Kamilah Mitchell-Thomas

Number of meetings: 4

Our Board has affirmatively determined that Mses. Baumgarten and Mitchell-Thomas and Messrs. Lambert and Battle each meet the definition of “independent director” for purposes of serving on a nominating committee under NASDAQ rules.

STRATEGY COMMITTEE FUNCTIONS	MEMBERS

▪
Overseeing the Company’s ongoing strategic planning initiatives
▪
Developing and refining a strategic plan that identifies long-term goals and business objectives deemed to be in the Company’s best interests
▪
Advising the Company’s executive officers in the identification of significant issues and opportunities facing the Company
▪
Assisting such officers with prioritization and growth initiatives
▪
Monitoring the progress of the implementation of the strategic plans
▪
Identify short-term goals and objectives for the Company’s annual performance
W. Patrick Battle Jaclyn Baumgarten Jennifer Deason Roch Lambert

Number of meetings: 3

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MEETINGS OF THE BOARD

In addition to a number of informal calls throughout the year, the Board held four official meetings during fiscal 2025. All of our directors attended at least 92% of the total meetings held by the Board and any committee on which the director served during the period of the fiscal year that the director was a member of the Board. We expect that each continuing director will attend the Annual Meeting of shareholders, absent a valid reason.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

We regularly schedule executive sessions in which our independent directors meet without the presence or participation of management. The independent directors met in executive sessions nine times during fiscal 2025.

COMPENSATION AND HUMAN CAPITAL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The directors serving on the CHC Committee of the Board during fiscal 2025 were Peter G. Leemputte (Chairman), Donald C. Campion and Kamilah Mitchell-Thomas. None of these individuals is or has at any time during the past year been an officer or employee of ours. During fiscal 2025, none of our executive officers served as a director of any corporation for which any of these individuals served as an executive officer and there were no other CHC Committee interlocks or relationships with the companies with which these individuals or our other directors are affiliated.

HOW WE ARE GOVERNED AND GOVERN

RISK OVERSIGHT

Our Board is responsible for overseeing our risk management. The Board focuses on our general risk management strategy and the most significant risks facing us, and ensures that appropriate risk mitigation strategies are implemented by management. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

Our Board has delegated to the Audit Committee responsibility with respect to risk assessment and risk management. Pursuant to its charter, the Audit Committee discusses with management and the Company’s independent auditor the Company’s policies with respect to risk assessment and risk management, the Company’s significant financial and cybersecurity risk exposures and the actions management has taken to limit, monitor or control such exposures. Our other committees of the Board will also consider and address risk as they perform their respective committee responsibilities. All committees will report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

Our management is responsible for day-to-day risk management. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels. We believe that the leadership structure of our Board supports its effective oversight of the Company’s risk management.

DIRECTOR RESIGNATION POLICY

In an uncontested election of directors, if an incumbent director fails to receive the affirmative vote of a majority of the votes cast, he or she must promptly tender an irrevocable offer of resignation to the Board. The Board, upon recommendation by the NCG Committee, will then consider a number of factors in determining whether to accept or reject the resignation, including the director’s contributions to the Company and the reasons he or she did not obtain the requisite shareholder vote.

COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES

The charters of each of the Audit Committee, the CHC Committee, the NCG Committee and the Strategy Committee and our Corporate Governance Guidelines are available in print upon request from our Corporate Secretary and may be accessed on our website at https://investors.mastercraft.com/corporate-governance/highlights.

CODE OF ETHICS AND CONDUCT

We have a Code of Ethics and Conduct, which is applicable to all directors and employees, including our executive and financial officers. The Code of Ethics and Conduct is available on our website at https://investors.mastercraft.com/corporate-governance/highlights and is available in print upon request from our Corporate Secretary. Any amendments to, or waivers

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of, the Code of Ethics and Conduct will be disclosed on our website promptly following the date of such amendment or waiver.

HOW TO COMMUNICATE WITH US

SHAREHOLDER ENGAGEMENT

Our active investor relations efforts include regular and ongoing engagement with current and potential investors, financial analysts, and the media through conference calls, face-to-face investor meetings, correspondence, conferences, and other events. Our shareholder outreach and engagement program is designed to ensure that management and the Board understand, consider, and address the issues that matter most to our shareholders. As a result of our outreach, we have had discussions with shareholders who collectively own nearly 50 percent of the shares outstanding, through conference calls, virtual non-deal roadshows, and conferences over the past year.

COMMUNICATIONS WITH THE BOARD

Any interested parties who have concerns that they wish to make known to the Company’s non-management directors, should send any such communication to the Board as a group or the non-management directors as a group in care of the Company’s registered office at 100 Cherokee Cove Drive, Vonore, Tennessee 37885 to the attention of our Corporate Secretary or send an email to the Board as a group or the non-management directors as a group to investorrelations@mastercraft.com. Our Corporate Secretary will review all written and emailed correspondence received from shareholders and other interested parties and forward such correspondence periodically to the directors. Advertisements, solicitations for business, requests for employment, requests for contributions or other inappropriate material will not be forwarded to the directors.

HOW WE ARE PAID

DIRECTOR COMPENSATION

The following table sets forth information concerning the fiscal 2025 compensation of our non-employee directors that served during the period from July 1, 2024 through June 30, 2025:

NAME	FEES EARNED OR PAID IN CASH ($)	RESTRICTED STOCK AWARDS ($)	OTHER ($)[1]	TOTAL($)
W. Patrick Battle	87,500	90,000	—	177,500
Jaclyn Baumgarten	80,000	90,000	1,221	171,221
Donald C. Campion	102,500	90,000	2,271	194,771
Jennifer Deason	85,000	90,000	—	175,000
Roch Lambert	162,500	130,000	5,468	297,968
Peter G. Leemputte	97,500	90,000	1,597	189,097
Kamilah Mitchell-Thomas	82,500	90,000	654	173,154

(1)
The amounts in this column reflect imputed income for boat usage. Each of our Non-Employee Directors is provided the opportunity to use MasterCraft Boat Holdings, Inc. brand boats and trailers in order to better understand the quality, features, components, operation, etc. of our products, and to aid in the product development and portfolio strategy, while minimizing the cost to the Company. Directors are provided with use of boats at no charge, but are responsible for paying all insurance, maintenance, fuel and other fees, costs and charges (other than registration or use fees and taxes) related to their operation.

In fiscal 2025, non-management members of the Board received a $70,000 annual cash retainer related to their Board duties and responsibilities, which is paid in advance in four equal quarterly installments of $17,500 each. Pursuant to the director compensation policy in effect during fiscal 2025, we also granted an annual award of restricted stock with a grant date fair value of $90,000 to each non-employee director who received cash compensation. The terms of each restricted stock award are set forth in a written award agreement between each director and us, which we intend will generally provide for vesting after one year of continued service as a director, prorated as necessary to account for changes in service on the Board, subject, in either case, to acceleration upon a change of control. Directors elected or appointed, or those who leave service on the Board mid-quarter will receive a prorated portion of the annual retainer and the annual award, in each case adjusted to reflect his or her period of service.

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Additionally, there was a $65,000 annual retainer for serving as our Board Chair, also paid in four equal quarterly installments. Furthermore, in July 2024, the Board, at the recommendation of the CHC Committee, approved a one-time grant of restricted stock with a grant date fair market value of $40,000 to Mr. Lambert in connection with his appointment as Board Chair and his leadership role in overseeing our successful CEO transition, which was granted on July 1, 2024. We also reimburse directors for their out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof.

Directors also receive an additional annual retainer for each committee on which they serve, paid in four equal installments. Each Audit Committee member receives a $10,000 annual retainer. Additionally, there is a $15,000 annual retainer for serving as the chairman of the Audit Committee. Each CHC Committee member receives a $7,500 annual retainer. Additionally, there is a $10,000 annual retainer for serving as the chairman of the CHC Committee. Each NCG Committee member receives a $5,000 annual retainer. Additionally, there is a $7,500 annual retainer for serving as the chairman of the NCG Committee. Each Strategy Committee member receives a $5,000 annual retainer. Additionally, there is a $7,500 annual retainer for serving as the chairman of the Strategy Committee. Committee fees for fiscal 2025 will remain the same.

Under the director compensation policy, each director may elect to receive all of his or her annual retainers in the form of common stock (in lieu of cash). Each non-employee director is also eligible to participate in our boat usage and testing program and may therefore receive certain additional benefits that we categorize as compensation for purposes of calculating a director’s compensation in this Proxy Statement.

Under the director compensation policy, the aggregate amount of cash and equity compensation that may be paid or granted to any non-employee director during any calendar year may not exceed $500,000, subject to limited exceptions. We have adopted a director stock ownership policy encouraging directors to hold shares of our common stock with a value equal to four times his or her annual cash retainer fee (exclusive of any committee retainers). All our directors have achieved the ownership threshold as of the date of this proxy, except two who have a short tenure on our board.

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OUR AUDITORS

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) to audit our consolidated financial statements for the year ending June 30, 2026 and to prepare a report on this audit. A representative of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions by shareholders.

We are asking our shareholders to ratify the appointment of Deloitte as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte to our shareholders for ratification because we value our shareholders' views on the Company's independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the appointment, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the appointment of a different firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Information regarding fees paid to Deloitte during fiscal 2025 and fiscal 2024 is set out below in “Fees Billed by Independent Registered Public Accounting Firm.”

☑ VOTING RECOMMENDATION
The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm.

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AUDIT RELATED MATTERS

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for, among other things, reviewing with Deloitte, our independent registered public accounting firm for fiscal 2025, the scope and results of their audit engagement. In connection with the audit for fiscal 2025, the Audit Committee has:

▪
reviewed and discussed with management the audited financial statements of MasterCraft to be included in our Annual Report on Form 10-K for fiscal 2025;
▪
discussed with Deloitte the matters required by the statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and
▪
received the written disclosures and letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte their independence.

Management is primarily responsible for the Company’s financial reporting process (including its system of internal control) and for the preparation of the consolidated financial statements of the Company in accordance with generally accepted accounting principles (“GAAP”). Deloitte is responsible for auditing those financial statements and issuing an opinion on whether the audited financial statements conform with GAAP and for auditing the effectiveness of the Company’s internal control over financial reporting and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of Deloitte included in their report to the financial statements of the Company.

Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

Submitted by the Audit Committee:

Donald C. Campion, Chair

Jennifer Deason

Roch Lambert

Peter G. Leemputte

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FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The following table sets forth the aggregate fees billed by Deloitte, the Company’s independent registered accounting firm, during fiscal 2025 and fiscal 2024:

DELOITTE	FISCAL 2025 ($)	FISCAL 2024 ($)
Audit Fees(1)	1,055,000	1,024,000
All other Fees(2)	1,895	1,895

(1)
Audit fees represent fees billed or accrued for professional services and related expenses rendered for the audit of MasterCraft Boat Holdings, Inc.’s annual financial statements, review of the interim condensed consolidated financial statements included in quarterly filings, and the evaluation and reporting on the effectiveness of the Company’s internal controls over financial reporting, along with services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements.
(2)
Other fees billed by Deloitte are for access to Deloitte's accounting research tools and subscription services.

The Audit Committee has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Audit Committee has the responsibility to engage and terminate our independent registered public accounting firm, to pre-approve the performance of all audit and permitted non-audit services provided to us by our independent registered public accounting firm in accordance with Section 10A of the Exchange Act, and to review with our independent registered public accounting firm their fees and plans for all auditing services. All fees paid to Deloitte were pre-approved by the Audit Committee and there were no instances of waiver of approval requirements or guidelines.

The Audit Committee considered the provision of non-audit services by the independent registered public accounting firm and determined that provision of those services was compatible with maintaining auditor independence.

There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

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OUR LEADERSHIP

EXECUTIVE OFFICERS

Bradley M. Nelson serves as a director and as an executive officer. His business experience is discussed above in “Proposal 1—Election of Directors.” The other executive officer as of the date of this Proxy Statement is:

Scott Kent	Age: 56 Executive Officer since: 2025

Mr. Kent was appointed CFO of the Company, effective July 1, 2025. Mr. Kent previously served as Vice President of Finance for the Company beginning in 2018, leading the finance function, including accounting, financial planning and analysis, financial reporting, and treasury. Throughout his tenure, he has also helped lead operational and strategic advancements across the business. Prior to joining the Company, Mr. Kent served as Chief Financial Officer at Brunswick Boat Group and Recreational Boat Group, as well as various positions of increasing responsibility throughout his 33 years of professional experience, including 28 years of direct marine industry experience. Mr. Kent earned a Bachelor of Science in Accounting from Milligan College and was formerly a Certified Public Accountant.

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OUR PAY

PROPOSAL 3—ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS (SAY-ON-PAY VOTE)

In accordance with Section 14A of the Exchange Act, which was amended pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), we are asking shareholders to approve a non-binding advisory resolution our executive compensation as reported in this Proxy Statement. At our 2024 annual meeting, we received approximately 96.9% approval on our advisory vote on the compensation of the named executive officers.

As described above in this Proxy Statement, our executive compensation program is designed to motivate the Company’s executive officers, including its named executive officers, to create long-term value for our shareholders and is heavily weighted towards both short and long-term performance-based compensation.

We urge shareholders to read the “Compensation Discussion and Analysis” section, which describes in more detail our executive compensation objectives and the key elements of our executive compensation program. The CHC Committee and the Board believe that our executive compensation program is appropriately designed to achieve the objectives of our executive compensation philosophy.

We are asking shareholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers set forth under “Compensation Discussion and Analysis”, including Summary Compensation Table and the related compensation tables and narratives in the Proxy Statement for the 2025 Annual Meeting of Shareholders.

This proposal to approve the compensation paid to our named executive officers is advisory only and will not be binding on the Company, the Board of Directors or the CHC Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board of Directors or the CHC Committee. However, the CHC Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

The non-binding advisory vote on the compensation of our named executive officers will occur on an annual basis.

☑ VOTING RECOMMENDATION
The Board of Directors recommends that you vote FOR the advisory resolution approving the compensation of our named executive officers

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

Compensation Program

▪
Approximately 50% of our CEO’s target pay, and approximately 38% of our other named executive officers’ target pay, is strictly performance based.
▪
Approximately 74% of our CEO’s target pay, and approximately 58% of our other named executive officers’ target pay, is variable.

Fiscal 2025 overview

On a consolidated basis, net sales were $284.2 million and Adjusted EBITDA was $24.4 million. Our annual incentive program reflected our financial performance, with Divisional Free Cash Flow of $29.9 million, and when considering strategic and segment-specific metrics, resulted in a payout of 110% of target for our named executive officers after the CHC Committee’s exercise of negative discretion as summarized below.

INTRODUCTION

This Compensation Overview provides a discussion of our executive compensation program, together with a description of the material factors underlying the decisions that resulted in the compensation provided to our named executive officers, as presented in the tables which follow this discussion.

The Company’s named executive officers and positions held during fiscal 2025 are set forth below:

BRADLEY M. NELSON Chief Executive Officer and Director	TIMOTHY M. OXLEY Former Chief Financial Officer, Treasurer and Secretary(1)	GEORGE STEINBARGER Former President, Pontoon Group(2)

(1)
Prior to his forthcoming retirement, effective December 31, 2025, Mr. Oxley stepped down as CFO of the Company effective June 30, 2025.
(2)
Mr. Steinbarger departed from the Company in February 2025.

This discussion contains statements regarding our performance targets and goals, with respect to performance metrics including Divisional Free Cash Flow and Strategic Metrics. These targets and goals are disclosed in the limited context of our compensation program and should not be understood to be statements of management’s expectations or estimates of financial results or other guidance. We specifically caution investors not to apply these statements to other contexts. Divisional Free Cash Flow is a non-GAAP financial measure. See “Appendix A – Reconciliation of Non-GAAP Measures” below for a reconciliation of Divisional Free Cash Flow to the most directly comparable financial measures presented in accordance with GAAP. We define Divisional Free Cash Flow as EBITDA adjusted for cash flows from accounts receivables, inventories, accounts payable, accrued expenses and other current liabilities, stock compensation, other, and purchases of property, plant and equipment. Strategic Metrics are the Company’s goals to align executives and provide an ongoing mechanism to monitor progress toward these performance measures, and include market share attainment and consumer satisfaction index (“CSI”) scores for each of our reporting segments.

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EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

Our executive compensation program is designed to facilitate high performance and generate results that will create value for us and our shareholders. The key objectives of our executive compensation program are as follows:

▪
Pay for performance.
▪
Reward our executives with equity in the Company in order to align their interests with the interests of our shareholders and allow our executives to share in our shareholders’ success.
▪
Create a high-performance culture and maintain morale.
▪
Attract, motivate and retain top executive talent.

Our CHC Committee and Board review and approve our executive compensation program, and maintain the discretion to adjust awards and amounts paid to our executive officers as they deem appropriate. In evaluating and approving executive compensation, the CHC Committee and Board consider a variety of factors, including significant acquisitions and dispositions, changes in our business strategy, performance expectations for the Company, external market data, actual performance of the Company, and individual executive performance.

COMPENSATION BEST PRACTICES

WHAT WE DO
☑

Strong emphasis on variable and performance-based compensation, with a significant portion of named executive officers’ overall compensation tied to the Company’s stock price and objective Company performance measures

		☑	CHC Committee composed solely of independent directors
☑	Appropriate mix of short-term and long-term incentives	☑	Additional rigorous strategic goals considered for each executive
☑	Annual limits for cash incentives for named executive officers financial (200% of Target) and strategic performance (150% of Target) metrics	☑	CHC Committee retains right to exercise negative discretion in determining actual payouts
☑	Robust Nasdaq-compliant clawback policy for incentive cash and equity compensation paid to our executive officers	☑	Meaningful stock ownership guidelines for certain executive officers and directors
☑	Rigorous measures tied to Divisional Free Cash Flow, relative Total Shareholder Return and Cumulative Adjusted EPS	☑	CHC Committee advised by third-party advisors including independent compensation consultant WTW
☑	Ongoing risk assessment of our executive compensation program	☑	Conduct regular shareholder outreach

WHAT WE DON'T DO
☒	Provide incentives that encourage excessive executive risk-taking	☒	Allow hedging or short sales
☒	Gross up excise taxes that may become due upon a change in control	☒	Guarantee incentive awards for executives

SAY-ON PAY VOTE AND SHAREHOLDER ENGAGEMENT

The say-on-pay vote will be held on an annual basis. At our 2024 annual meeting, we received 96.9% approval of the “say-on-pay” proposal. With shareholder support of our 2024 pay practices, the CHC Committee applied the same overall principles to determine the amounts and types of executive compensation for 2025.

Our shareholder outreach and engagement program is designed to ensure that management and the Board understand, consider, and address the issues that matter most to our shareholders. We have had discussions with shareholders who collectively own nearly 50 percent of the shares outstanding, through conference calls, virtual non-deal roadshows, and conferences over the past year.

The CHC Committee will continue to monitor best practices, future advisory votes on executive compensation and other shareholder feedback to guide it in evaluating our named executive officer compensation program. The CHC Committee invites our shareholders to communicate any concerns or opinions on executive pay directly to our Board. Please refer to “Corporate Governance – How to Communicate with Us – Communications with the Board” for information about communicating to our Board.

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COMPENSATION RISK ASSSESSMENT

As part of its risk oversight efforts, each year the CHC Committee evaluates our compensation programs to determine whether the design and operation of our policies and practices could encourage executives or employees to take excessive or inappropriate risks that would be reasonably likely to have a material adverse effect on the Company. The CHC Committee has concluded that our compensation programs do not create such risks. In making this determination, the CHC Committee considered the design, size and scope of our cash and equity incentive programs, as well as program features that mitigate against potential risks, such as payout caps, clawbacks and the quality and mix of performance-based and “at risk” compensation. Based on this evaluation, the CHC Committee determined that our compensation policies and practices strike an appropriate balance of risk and reward in relation to our overall business strategy, and do not create risks that are reasonably likely to have a material adverse effect on the Company.

ELEMENTS OF OUR COMPENSATION PROGRAM

The primary elements of our fiscal 2025 executive compensation structure are base salary, annual bonuses, equity incentive awards and certain employee benefits. Each principal element of our executive compensation program for fiscal 2025 along with the objectives of each element are summarized in the following table and described in more detail below.

COMPENSATION ELEMENT	BRIEF DESCRIPTION	OBJECTIVES
BASE SALARY	▪ Fixed compensation	▪ Provide a competitive, fixed level of cash compensation to attract and retain talented and skilled executives
ANNUAL BONUSES: SHORT TERM INCENTIVE COMPENSATION	▪ Variable, performance-based cash compensation earned based on achieving pre-established annual goals

▪
Motivate executives to achieve or exceed our current-year financial goals and strategic objectives and reward them for their achievements
▪
Aid in retention of key executives in a highly competitive market for talent

LONG TERM EQUITY INCENTIVE AWARDS	▪ Variable, equity-based compensation to promote achievement of longer-term goals

▪
Align executives’ interests with those of our shareholders and encourage executive decision-making that maximizes growth and value creation over the long-term
▪
Aid in retention of key executives and ensure continuity of management in a highly competitive market for talent

EMPLOYEE BENEFITS AND PERQUISITES	▪ Participation in all broad-based employee health and welfare programs and retirement plans ▪ Allow usage of a Company-owned boat

▪
Aid in retention of key executives in a highly competitive market for talent by providing overall benefits package competitive with industry peers
▪
Familiarize executives with the functionality and quality of current model year boats

TERMS OF EMPLOYMENT

We currently do not maintain employment agreements, severance or change in control agreements with any of our named executive officers. For Mr. Nelson, the basic terms of employment such as salary, bonus, incentive awards and benefits are set forth in an offer letter. There were no similar arrangements for Mr. Oxley or for Mr. Steinbarger prior to their departures from the Company. All rights relating to accelerated vesting of equity awards upon termination or change in control are set forth in the LTIP (as defined below), applicable award agreement or offer letter. For a discussion of the offer letter, see “Offer Letters with our Named Executive Officers.” For a discussion regarding potential payments upon termination or change in control, see “Potential Payments upon Termination or Change in Control.”

On March 3, 2025, in connection with Mr. Steinbarger’s departure, we entered into a Severance and Release Agreement (the “Severance Agreement”). Pursuant to the Severance Agreement, which includes a general release of claims by Mr. Steinbarger against the Company, Mr. Steinbarger was entitled to the following: (i) a one-time lump sum payment of $102,500; and (ii) continued vesting of 4,664 shares of common stock underlying restricted stock awards that were scheduled to vest on March 4, 2025.

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On April 7, 2025, we entered into a retirement and transition agreement (the “Retirement and Transition Agreement”) with Mr. Oxley, pursuant to which Mr. Oxley resigned from his position as CFO, effective June 30, 2025, and will remain employed as a Special Advisor to the Company until December 31, 2025 (the “Transition Period”). During the Transition Period, Mr. Oxley will be tasked with providing financial and strategic advice and support to ensure a smooth transition, advising on historical matters and such other activities as may be requested from time to time by the Board. The Retirement and Transition Agreement provides for the following: (i) continuation of his base salary in effect prior June 30, 2025 ($392,600 per annum) through the end of the Transition Period; (ii) in lieu of participation in the STIP and LTIP, a one-time grant of restricted stock units (“RSUs”) with a fair market value on the date of grant equal to $200,000, vesting on June 30, 2026; (iii) all outstanding equity incentive awards shall fully vest as of December 31, 2025, except for the aforementioned RSUs and awards that are subject to performance metrics, which will vest through the final vesting date of such awards; and (iv) continuation of certain other benefits through the end of the Transition Period. Additionally, to further ensure a smooth transition, Mr. Oxley has agreed to serve as an outside consultant to the Company from January 1, 2026 until such time as he and the Company agree in writing. The Retirement and Transition Agreement also contains customary general release of claims and various restrictive covenants, including non-competition, non-solicitation and confidentiality.

STRUCTURE OF OUR COMPENSATION PROGRAM

Our compensation program is structured to be reasonable in magnitude of total opportunity, largely performance-based, and majority equity-oriented.

CEO TARGET COMPENSATION OPPORTUNITY	OTHER NEO TARGET COMPENSATION OPPORTUNITY

BASE SALARY

The base salary component of executive officer compensation is intended to provide a competitive, stable level of minimum compensation to each officer commensurate with the executive’s role, experience and duties. The CHC Committee reviews and approves base salaries for our named executive officers based on several factors, including the individual’s experience, responsibilities, performance, expected future contribution, our expected financial performance and salaries of similarly situated executives of our public peers.

The base salaries for our named executive officers were established based on an evaluation of the factors described above, our desire to reward and retain the key executives who we believe are instrumental to our success, and the competitiveness of base salaries based upon a review of publicly available data for our competitors.

NAMED EXECUTIVE OFFICER	BASE SALARY ($)
Bradley M. Nelson	645,000
Timothy M. Oxley	392,600
George Steinbarger(1)	333,125

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(1)
Mr. Steinbarger left the Company in February 2025. The actual base salary received by Mr. Steinbarger in fiscal 2025 was $225,500.

ANNUAL BONUS: SHORT TERM CASH INCENTIVE COMPENSATION

The Company has established the Short-Term Incentive Plan (“STIP”) to provide annual cash incentive compensation to our executives. The graphic below illustrates the weighting of the metrics and the calculation of the objective component of the STIP.

Base Salary	x	Target Annual Cash Incentive Opportunity (% of Base Salary)	x	Divisional Free Cash Flow (weighted 70%) + Strategic Metrics (weighted 30%)	=	Annual Incentive Bonus Result

To meet strategic priorities, including inventory management and maintaining dealer health, the CHC Committee determined Divisional Free Cash Flow as the financial performance metric for the fiscal 2025 STIP.

Each component of the STIP is determined on a segment level basis, and then aggregated to determine the consolidated results. For Messrs. Nelson and Oxley, STIP payouts are based on consolidated results.

TARGET ANNUAL CASH INCENTIVE

The target annual cash incentive is expressed as a percentage of each named executive officer’s base salary and is set at the beginning of each year by the CHC Committee. The threshold annual incentive opportunity for each named executive officer ranges from 15 percent to 30 percent of their target opportunity, and the maximum annual incentive opportunity ranges from 95 percent to 190 percent of their target opportunity. The target opportunity for each named executive officer is as follows:

AWARD OPPORTUNITY
NAMED EXECUTIVE OFFICER	BASE SALARY ($)	TARGET ANNUAL INCENTIVE OPPORTUNITY (as a % of base salary)	TARGET ANNUAL INCENTIVE OPPORTUNITY ($)
Bradley M. Nelson	645,000	100%	645,000
Timothy M. Oxley	392,600	60%	235,560
George Steinbarger(1)	333,125	50%	166,563

(1)
Mr. Steinbarger left the Company in February 2025, and therefore was not eligible to receive a payout under the 2025 STIP.

The STIP sets a threshold, target, and maximum level for each of these metrics applicable to all executive officers. The targets are set for the year by the CHC Committee based on recommendations from the CEO and the CFO and are communicated to executives at the beginning of each year. While the CHC Committee primarily bases annual cash incentive awards on performance against the targets for the year, it also considers qualitative factors and retains negative discretion in determining actual bonus payouts. After considering these factors, including consideration of the Company’s overall performance in fiscal 2025, the CHC Committee exercised negative discretion and reduced the 2025 STIP payouts from 156.8% to 110% of target, reflecting the CHC Committee’s commitment to aligning the Company’s compensation practices with shareholder interests.

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The target criteria and actual fiscal 2025 results for Total Company divisional free cash flow and the strategic metrics, which consist of market share attainment, and CSI scores, are as follows:

		GOAL
METRICS	WEIGHTING	MINIMUM	MAXIMUM	RESULTS	PERCENTAGE PAYOUT ATTAINED(1)	ACHIEVEMENT
FINANCIAL METRICS(2)
Divisional Free Cash Flow(3)	70%	$14 million	$30 million	$29.9 million	139.3%	Between target and max
STRATEGIC METRICS(4)	30%				17.5%
TOTAL (blended result)	100%				156.8%

(1)
Represents payout attained prior to the CHC Committee’s exercise of negative discretion.
(2)
Financial metrics represent 70% of the bonus opportunity.
(3)
For additional information regarding and reconciliation of this non-GAAP financial measure, See “Appendix A – Reconciliation of Non-GAAP Measures.”
(4)
Strategic metrics represent 30% of the bonus opportunity, equally weighted over market share and CSI attainment. The consolidated results are made up of segment specific targets for each strategic metric.

The table below sets forth the threshold, target and maximum percentages of base salary for awards under the 2025 STIP, together with the achievement and actual bonus levels paid to our named executive officers, based on actual Company and individual results and after giving effect to the CHC Committees exercise of negative discretion.

	AWARD OPPORTUNITY			BONUS PAID
NAME	THRESHOLD	TARGET	MAXIMUM	% OF TARGET(2)	$
Bradley M. Nelson	30% of base salary	100% of base salary	190% of base salary	110.0%	709,500
Timothy M. Oxley	15% of base salary	60% of base salary	95% of base salary	110.0%	259,116
George Steinbarger(1)	15% of base salary	50% of base salary	95% of base salary	—	—

(1)
Mr. Steinbarger left the Company in February 2025, and therefore was not eligible to receive a payout under the 2025 STIP.
(2)
The CHC Committee adjusted the payout down to 110% to better reflect the overall view of the Company’s performance in fiscal 2025.

LONG-TERM EQUITY INCENTIVE COMPENSATION

Equity awards represent an important component of our named executive officer compensation. We believe long-term incentive awards align the interests of our shareholders and our named executive officers by increasing the proprietary interest of our named executive officers in the Company’s growth and success, advance the Company’s interests by attracting and retaining qualified employees over time and motivate our executives to act in the long-term best interests of our shareholders. In particular, the CHC Committee and the Board feel that one way to align the Company’s strategy with the executive long-term incentive compensation is to tie the awards directly to the Company’s performance.

Long-Term Incentive Plan (“LTIP”) awards are granted to our executive officers annually under our Second Amended and Restated Mastercraft 2015 Incentive Award Plan. In order to balance performance and retention incentives, during fiscal 2025, LTIP awards consisted of 50% restricted stock awards (“RSAs”) and 50% performance stock units (“PSUs”). The CHC Committee believes that together with the Company’s ownership requirements for executives, RSAs promote an “ownership” culture, align executives’ interests with those of our shareholders and provide retention incentives for our executive officers, while PSUs act as an additional tool for linking individual interests of our executive officers to those of our shareholders.

RSAs vest annually in equal installments over a three-year period, subject to the executive officer’s continued employment.

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Shares subject to PSUs are earned based upon the Company’s performance, over a three-year period, measured by a cumulative adjusted earnings per share, in each case subject to a potential adjustment based upon the application of a total shareholder return (“TSR”) modifier and subject to the executive officer’s continued employment with the Company. The TSR modifier is determined as the percentile ranking of the Company’s total shareholder return as compared to the total shareholder return of the companies represented in the Russell 2000 Index. At the end of the three-year performance period, the CHC Committee determines the actual number of shares the individual will receive based on achievement of the established performance goals and the TSR modifier.

Results for the 2023 – 2025 performance period for awards granted in fiscal 2023 are set forth in the table below.

PERFORMANCE METRIC	TARGET	RESULTS	ACHIEVEMENT
Cumulative Adjusted EPS(1)	$16.36	$6.82	Below threshold
Payout %	100.0%	0%	Below threshold
TSR Modifier		0.89x
Calculated Payout		0%

RELATIVE TSR LEVEL	RELATIVE TSR MODIFIER
25th Percentile or less	-20.0%
50th Percentile	No adjustment
75th Percentile	20.0%

(1)
Three-year cumulative adjusted earnings per share for fiscal 2023, 2024 and 2025.

The table below sets forth the PSUs earned by our named executive officers in fiscal 2025 for the fiscal 2023–2025 performance period:

NAMED EXECUTIVE OFFICER(1)	SHARES SUBJECT TO PSUs GRANTED IN FISCAL 2023	SHARES EARNED	SHARES EARNED (as a percentage of target)
Timothy M. Oxley	7,856	—	—

(1)
Mr. Steinbarger is omitted from the table above as all unvested PSUs were forfeited in connection with his departure from the Company in February 2025.

For fiscal 2026, LTIP awards will consist of 50% RSUs and 50% PSUs. Shares subject to PSUs will again be earned based upon the Company’s performance, over a three-year period, measured by achievement against annual adjusted earnings per share budgets established at the beginning of each fiscal year of the performance period, in each case subject to a potential adjustment based upon the application of a total shareholder return (“TSR”) modifier and subject to the executive officer’s continued employment with the Company.

EMPLOYEE BENEFITS AND PERQUISITES

Our named executive officers receive the standard benefits received by all employees including: health and welfare plans, including, medical, dental, and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life insurance, retirement plans (a 401(k) retirement savings plan), and vacation.

We do not have a defined benefit pension plan or supplemental executive retirement plan. Our named executive officers participate in our various benefit programs, including our 401(k) retirement savings plan discussed below, on the same terms as other employees. The Company does not provide to its named executive officers supplemental executive retirement plans, club memberships or other significant perquisites.

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are generally eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code, or the Code, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax deferred retirement savings though our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

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Each of our named executive officers is provided the opportunity to use MasterCraft Boat Holdings, Inc. brand boats and trailers in order to better understand the quality, features, components, operation, etc. of our products, and to aid in the product development and portfolio strategy, while minimizing the cost to the Company. Named executive officers are provided with use of the boat at no charge, but are responsible for paying all insurance, maintenance, fuel and other fees, costs and charges (other than registration for use fees and taxes) related to their operation of the boat.

PROCESS FOR DETERMINING EXECUTIVE COMPENSATION

Our CHC Committee believes that to attract, motivate and retain talented, high-caliber executive officers, we need to provide annual compensation, including cash and equity-based incentives, that is competitive, yet aligns with the interests of our shareholders. Pay-for-performance will continue to be a priority, both through Company financial and market performance, as well as long-term growth and attainment of strategic objectives.

ROLE OF OUR COMPENSATION AND HUMAN CAPITAL COMMITTEE

The CHC Committee is responsible for approving our executive compensation design, philosophy and overall programs for our named executive officers, which include:

▪
Determining annual and long-term performance goals;
▪
Setting target compensation;
▪
Designing incentive compensation programs;
▪
Determining payouts against performance;
▪
Reviewing and approving on-going compensation and benefits components; and
▪
Evaluating and approving equity awards.

The CHC Committee acts independently, but works closely with our Board, our executive management team and our independent compensation consultant WTW in its decision-making process.

ROLE OF OUR EXECUTIVE MANAGEMENT TEAM

To the extent requested, our executive management team provides input on matters to the CHC Committee as it evaluates, designs and implements our executive compensation program. Our CEO provides recommendations regarding compensation matters with respect to the executive team, but not with respect to his own compensation. The CHC Committee carefully reviews these recommendations, absent any members of the management team, and consults with the independent compensation consultant WTW before making final determinations to compensation changes. We believe this process ensures that our executive compensation program effectively aligns with our overall executive compensation philosophy and interests of our shareholders.

INDUSTRY PEER GROUP

Management and the CHC Committee, in consultation with WTW, have considered how to best use competitive market data in designing our executive compensation programs. The CHC Committee considered multiple factors, including how such data would be used, whether the data would be aligned with shareholder expectations, the breadth, consistency and reliability of the data and our ability to compete effectively for top executive talent. As a result of this review, our CHC Committee determined to use market data from two sources: published survey data reflecting the durable goods manufacturing industry (“Survey Data”) and a customized industry peer group (the “Custom Peer Group”). Together, these sources enable the CHC Committee to make informed decisions in achieving its compensation objectives.

The Survey Data is based on WTW’s Executive Compensation Survey, which includes approximately 1,000 companies across a broad range of industries. The Survey Data is adjusted, generally through regression analysis, to fit MasterCraft’s revenue scope. The Company did not select the companies that comprise the Survey Data, and the component companies’ identities were not a factor in the analysis. The Survey Data serves as a reliable market reference and is used as the primary source for market compensation data.

The Custom Peer Group is used to provide comparative information for purposes of designing the overall executive compensation program, including design of the STIP and LTIP, and serves as a secondary source for market compensation data for the CEO and CFO positions. The Custom Peer Group is also used for benchmarking our Board of Director compensation program. In developing the Custom Peer Group, the CHC Committee considered both quantitative factors (such as revenue, employee headcount, and market capitalization) and qualitative factors (such as industry focus within the

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recreation/leisure/marine markets and product engineering complexity). Based upon this review, the CHC Committee selected a custom peer group of 15 companies, shown below.

FISCAL 2025 PEER GROUP
American Outdoor Brands, Inc.	Marine Products Corporation
Clarus Corporation	Motorcar Parts of America, Inc.
Escalade, Incorporated	National Presto Industries, Inc.
Fox Factory Holding Corp.	Smith & Wesson Brands, Inc.
iRobot Corporation	Solo Brands, Inc.
Johnson Outdoors Inc.	Sturm, Ruger & Company, Inc.
Latham Group, Inc.	Twin Disc, Incorporated
Malibu Boats, Inc.

COMPENSATION GOVERNANCE

EXECUTIVE STOCK OWNERSHIP POLICY

The Company has established stock ownership and retention guidelines in order to further align the long-term interests of our executive officers with those of our shareholders. Our stock ownership guidelines require our CEO and CFO to own shares of the Company’s common stock having an aggregate value equal to six times and three times their respective annual base salaries within five years of being appointed. As of June 30, 2025, our CEO owns 2.1 times his annual base salary and our former CFO owned 7.1 times his annual base salary. Mr. Nelson has not achieved the ownership threshold as of the date of this proxy statement due to his short tenure with the Company and is working to achieve compliance with the policy by July 1, 2030, the date that is five years from Mr. Nelson’s appointment as CEO, in accordance with the terms of the policy.

NO TAX GROSS UPS

We do not make gross up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.

None of the named executive officers are entitled to gross-up payments in the event that any payments or benefits provided to her or him by the Company are subject to the golden parachute excise tax under Sections 280G and 4999 of the Internal Revenue Code.

PROHIBITION ON HEDGING AND PLEDGING

We have adopted an insider trading compliance policy, which prohibits the hedging and pledging of our securities by our directors and officers. None of our executive officers or directors holds any of our stock subject to a hedge or pledge. For more information related to our insider trading compliance policy, see "Insider Trading Arrangements and Policies."

CLAWBACK POLICY

The Sarbanes-Oxley Act of 2002 subjects incentive compensation and stock sale profits of our CEO and CFO to forfeiture in the event of an accounting restatement resulting from any non-compliance, as a result of misconduct, with any financial reporting requirement under securities laws. We have adopted a claw-back policy that complies with Nasdaq's clawback rules promulgated under the SEC's Rule 10D-1. Under this policy, the Company may seek to recover or cause to be forfeited any or all performance-based compensation received by employees and directors of the Company, including all executive officers, in the event of restatement of the Company’s financial statements resulting in whole or in part from the fraud or intentional misconduct of such employees or directors. The foregoing summary of our clawback policy does not purport to be complete and is qualified by reference to our Amended and Restated Clawback Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

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REPORT OF THE COMPENSATION AND HUMAN CAPITAL COMMITTEE

The CHC Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the CHC Committee recommended to our Board that these disclosures be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended June 30, 2025.

Submitted by the CHC Committee:

Peter G. Leemputte, Chair

Donald C. Campion

Kamilah Mitchell-Thomas

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SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the total compensation awarded to, earned by or paid to the named executive officers for fiscal years ended June 30, 2025, June 30, 2024, and June 30, 2023, calculated in accordance with SEC rules and regulations.

YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)	OPTION AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)(2)	TOTAL ($)
BRADLEY M. NELSON, CEO and Director
2025	645,000	—	1,225,522	—	709,500	—	121,480	2,701,502
2024	186,058	—	1,000,002	—	46,313		54,424	1,286,797
TIMOTHY M. OXLEY, Former Chief Financial Officer, Treasurer and Secretary(3)
2025	392,600	—	392,602		259,116	—	16,636	1,060,954
2024	383,000	—	383,039	—	57,910	—	16,129	840,078
2023	370,000	—	370,018	—	138,688	—	15,027	893,733
GEORGE STEINBARGER, Former President, Pontoon Group(4)
2025	225,500	—	183,224	—	—	—	113,995	522,719
2024	325,000	—	478,767	—	24,375	—	17,657	845,799
2023	315,000	—	173,280	—	118,072	—	17,539	505,819

(1)
Represents the aggregate grant date fair value of RSAs and PSUs awarded in each of the fiscal years indicated above, determined in accordance with FASB ASC Topic 718. These are not amounts paid to or realized by our named executive officers. We caution that the amounts reported in the table for equity-related awards and, therefore, total compensation, may not represent the amounts that each named executive officer will actually realize from the awards. Whether, and to what extent, a named executive officer realizes value will depend on a number of factors, including Company performance and stock price. For more information on RSAs and PSUs, see “Compensation Discussion and Analysis — Structure of our Compensation Program — Long-Term Equity Incentive Compensation” above.
(2)
The amounts shown in this column for 2025 reflect the following components:
▪
Messrs. Nelson, Oxley, and Steinbarger received $12,250, $12,250, and $8,456, respectively, for matching contributions to each individual’s account in our 401(k) plan.
▪
Messrs. Nelson, Oxley, and Steinbarger received $786, $2,286, and $182, respectively, for a Company paid life insurance policy.
▪
Messrs. Nelson, Oxley, and Steinbarger received imputed income of $5,947, $2,100, and $2,857, respectively, for boat usage.
▪
Mr. Nelson received $102,497 for relocation expenses and temporary housing.
▪
Mr. Steinbarger received $102,500 for severance pay.
(3)
The amounts shown for Mr. Oxley during fiscal 2025 do not include amounts related to his retirement. Subsequent to June 30, 2025, amounts were paid in accordance to Mr. Oxley's Retirement and Transition Agreement.
(4)
Mr. Steinbarger left the Company in February 2025.

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GRANTS OF PLAN-BASED AWARDS IN 2025

The following table provides information concerning grants of plan-based awards during 2025 to our named executive officers.

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(2) (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(3) ($)
BRADLEY M. NELSON
2025 ANNUAL INCENTIVE BONUS	—	193,500	645,000	1,225,500	—	—
RSAs	9/3/2024	—	—	—	34,955	612,761
PSUs	9/3/2024	—	—	—	34,955	612,761
TIMOTHY M. OXLEY
2025 ANNUAL INCENTIVE BONUS	—	70,668	235,560	447,564	—	—
RSAs	9/3/2024	—	—	—	11,198	196,301
PSUs	9/3/2024	—	—	—	11,198	196,301
GEORGE STEINBARGER(4)
2025 ANNUAL INCENTIVE BONUS	—	49,969	166,563	316,469	—	—
RSAs	9/3/2024	—	—	—	5,226	91,612
PSUs	9/3/2024	—	—	—	5,226	91,612

(1)
Reflects the threshold, target and maximum annual cash incentive opportunities under our 2025 short-term incentive plan. At the time of the filing of this proxy statement, the actual results of our short-term incentive plan were finalized, and our named executive officers received the amounts set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(2)
Reflects the number of restricted stock awards with a grant date of 9/3/2024 vesting in equal installments on June 30, 2025, 2026, and 2027.
(3)
Reflects the aggregate grant date fair value of equity awards, calculated in accordance with FASB ASC Topic 718, excluding the estimated effect of forfeitures.
(4)
Mr. Steinbarger left the Company in February 2025.

OUTSTANDING EQUITY AWARDS AT FISCAL 2025 YEAR-END

The following table sets forth information with respect to outstanding stock awards for each of the named executive officers as of June 30, 2025.

	OPTION AWARDS				STOCK AWARDS
GRANT DATE(1)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SECURITIES THAT HAVE NOT VESTED (#)	MARKET VALUE OF SECURITIES THAT HAVE NOT VESTED ($)(2)
BRADLEY M. NELSON
3/18/2024	—	—	—	—	30,331(5)	563,550
9/3/2024	—	—	—	—	23,303(6)	432,970
9/3/2024					34,955(7)	649,464
TIMOTHY M. OXLEY
9/5/2023	—	—	—	—	3,031(3)	56,316
9/5/2023	—	—	—	—	9,094(4)	168,967
9/3/2024	—	—	—	—	7,465(6)	138,700
9/3/2024	—	—	—	—	11,198(7)	208,059

(1)
Mr. Steinbarger is omitted from the table above as all unvested common stock underlying restricted stock awards and all unvested PSUs were forfeited in connection with his departure from the Company in February 2025, except for 4,664 shares of common stock underlying restricted stock awards that were scheduled to vest March 4, 2025.
(2)
Based on the closing price of the Company’s common stock on June 30, 2025 of $18.58.
(3)
The restricted stock vests in three equal annual installments beginning on June 30, 2024.
(4)
The performance stock units will be earned based upon the Company’s performance, over a three-year period, measured by cumulative adjusted earnings per share, subject to a TSR modifier. The “Performance Period” for the awards is a three-year period commencing July 1, 2023 and ending June 30, 2026.
(5)
The restricted stock vests in three equal annual installments beginning on March 18, 2025.
(6)
The restricted stock vests in three equal annual installments beginning on June 30, 2025.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 41

(7)
The performance stock units will be earned based upon the Company’s performance, over a three-year period, measured by cumulative adjusted earnings per share, subject to a TSR modifier. The “Performance Period” for the awards is a three-year period commencing July 1, 2024 and ending June 30, 2027.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Termination of Employment or Retirement: Except in connection with a change in control and under the Rule of 70 (each as defined below), upon a named executive officer’s termination of employment for any reason, all unvested RSAs and PSUs are automatically forfeited (unless the CHC Committee determines otherwise). In the event that (i) an employee's age plus years of employment with the Company equals at least seventy and (ii) the employee is at least 60 years old (the "Rule of 70"), upon retirement from the Company, the employee will receive his or her pro-rata share of any incentive awards for which he or she is eligible. For example, under the Company's STIP, if an employee retired six months into the current fiscal year then if, at the end of the fiscal year performance metrics had been achieved such that a performance bonus would have been paid to the employee under the STIP, then the employee will receive 50% of the STIP bonus that would have been paid to the employee if here or she had continued his or her employment until the end of the fiscal year. Likewise, for a multi-year award under the Company's LTIP, the employee would receive his/her prorate share of the LTIP award based upon the date of the termination of the employee's employment with the Company in comparison to the term of the award. The CHC Committee believes that the benefits available under the Rule of 70 are customary and reasonable components of our compensation program, and it retains discretion to modify the terms and conditions applicable to the Rule of 70. No named executive officer is entitled to additional severance or other payments upon termination of employment.

Termination of Employment with Change in Control: In the event a named executive officer’s employment is terminated in connection with a change in control, any unvested RSAs will immediately become vested (assuming no replacement award is offered) and all PSUs (unless the executive is terminated for cause as determined by the CHC Committee) will be entitled to a payment equal to the target award.

Death or Disability: In the event of death or disability, all PSUs will be entitled to a payment of a pro rata portion of the target award, calculated based on a fraction, the numerator of which is the number of days from the grant date until the date of termination of service resulting from death or disability, and the denominator of which is the total number of days from the grant date until the end of the applicable performance period. RSAs do not automatically vest upon death or disability unless the CHC Committee in its sole discretion determines otherwise.

The information below describes and quantifies the estimated amount of certain compensation that would become payable to each named executive officer as of June 30, 2025 under the following circumstances: (i) upon termination by the Company; (ii) upon termination in connection with a change in control and (iii) upon death or disability. The estimated value of all unvested equity awards in the above below is based on our closing stock price as of June 30, 2025 of $18.58 per share.

NAMED EXECUTIVE OFFICER	TERMINATION OF EMPLOYMENT WITHOUT CAUSE OR RETIREMENT(1)	TERMINATION IN CONNECTION WITH A CHANGE-IN-CONTROL(2)	DEATH OR DISABILITY(3)	ACTUAL PAYMENTS(4)
Bradley M. Nelson	1,290,000	2,935,984	216,488	—
Timothy M. Oxley	—	572,041	182,049	—
George Steinbarger	—	—	—	180,296

(1)
No named executive officer is entitled to payment or acceleration of vesting of equity awards in connection with a termination of employment for cause. However, pursuant to Mr. Nelson’s offer letter, upon termination without Cause (as defined in the offer letter) or within one year following a Change in Control (as defined below), Mr. Nelson will be entitled to a one-time payment in the amount equal to Mr. Nelson’s then current base salary plus his target-level annual STIP award.
(2)
These amounts represent the vesting of all outstanding RSAs and the payment of PSUs equal to the target award.
(3)
These amounts represent PSUs that vested based on the formula described above under “Death or Disability.”
(4)
For Mr. Steinbarger, amount reflects a one-time lump sum payment of $102,500 and continued vesting of 4,664 shares of common stock made in connection with his departure from the Company in February 2025.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 42

As defined by the LTIP, “Change in Control” means and includes each of the following:

▪
A transaction or series of transactions (other than an offering of common stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly beneficially owns voting securities representing more than 50% of the voting power of the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
▪
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 2.9(a) or 2.9(c)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
▪
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
o
which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, beneficially owning, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
o
after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group will be treated for purposes of this section as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
▪
The consummation of a liquidation or dissolution of the Company.

The CHC Committee has full and final authority, in its sole discretion, to determine conclusively whether a change in control has occurred pursuant to the above definition, and the date of the occurrence of such change in control and any incidental matters relating thereto.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 43

OFFER LETTERS WITH OUR CURRENT EXECUTIVE OFFICERS

OFFER LETTER WITH BRADLEY M. NELSON

On March 1, 2024, Mr. Nelson executed an offer letter with the Company to serve as Chief Executive Officer of the Company. Mr. Nelson's employment with the Company is "at will" and, as such, may be terminated at any time, by either Mr. Nelson or the Company, with or without advance notice or cause.

Pursuant to his offer letter, Mr. Nelson received an initial sign-on bonus of 45,496 RSAs, which will vest in three equal installments on the anniversaries of the grant date, and he is entitled to an initial annual base salary of $645,000. Mr. Nelson is also eligible for an annual performance-based bonus under our STIP, based upon annual performance targets established by the Board. Mr. Nelson is also eligible for equity awards under our LTIP up to 190% of base salary should he meet performance targets established by the Board.

OFFER LETTER WITH SCOTT KENT

On March 31, 2025, Mr. Kent executed an offer letter with the Company to serve as Chief Financial Officer of the Company effective July 1, 2025. Mr. Kent's employment with the Company is "at will" and, as such, may be terminated at any time, by either Mr. Kent or the Company, with or without advance notice or cause.

Pursuant to his offer letter, Mr. Kent received a bonus consisting of a one-time grant of 6,507 restricted stock units, which will vest on the second anniversary of the grant date, subject to Mr. Kent’s continued employment with the Company through the vesting date and he is entitled to an initial annual base salary of $310,000. Mr. Kent is also eligible for an annual performance-based bonus under our STIP with a target award equal to 60% of base salary, based upon annual performance targets established by the Board. Mr. Kent is also eligible for equity awards under our LTIP with a target award equal to 70% of base salary should he meet performance targets established by the Board.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 44

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median associate to the annual total compensation of Mr. Nelson, our Chief Executive Officer who was serving as of the date that we identified our median employee, June 30, 2025. We believe that the pay ratio disclosed below is a reasonable estimate and calculated in a manner consistent with the Pay Ratio Rules.

The 2025 annual total compensation of the median associate identified by the Company, and as described in further detail below, was $55,078, and the total annual compensation of our CEO was $2,701,502. Based on this information, the ratio of the median annual total compensation of all associates to the annual total compensation of our CEO is 1:49.

The methodology we used to identify the median of the annual total compensation of all our associates, as well as to determine the annual total compensation of our “median associate,” is as follows:

▪
To identify the median associate, we started with our associate population as of June 30, 2025, which consisted of approximately 701 individuals. The total number of non-U.S. Associates was four.
▪
We then excluded certain non-U.S. associates as permitted under SEC rules.
▪
We calculated compensation using base pay earnings, overtime earnings, and annual incentives paid to our associates in fiscal 2025.
▪
We annualized compensation for any associates who started work in fiscal 2025.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 45

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid ("CAP") and certain financial performance of the Company, illustrating pay versus performance, or PvP. CAP does reflect the actual amount of compensation earned or paid to our named executive officers ("NEOs"). For further information concerning the Company's variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company's performance, refer to our "Compensation Discussion and Analysis" section above.

YEAR(1)	SUMMARY COMPENSATION TABLE TOTAL FOR CURRENT PEO ($)(2)	SUMMARY COMPENSATION TABLE TOTAL FOR FORMER PEO ($)(2)	COMPENSATION ACTUALLY PAID TO CURRENT PEO ($)(3)	COMPENSATION ACTUALLY PAID TO FORMER PEO ($)(4)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)(2)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($)(5)	VALUE OF INITIAL FIXED $100 INVESTMENT:		NET INCOME(8)	DILUTED ADJUSTED EARNINGS PER SHARE - CONTINUING OPERATIONS(9)
							TOTAL SHAREHOLDER RETURN ($)(6)	PEER GROUP TOTAL SHAREHOLDER RETURN ($)(7)
2025	2,701,502	—	2,744,578	—	700,225	579,206	98	151	7,043	0.92
2024	1,286,797	2,379,662	1,145,759	527,528	678,083	338,694	99	142	7,800	1.69
2023	—	2,739,387	—	3,294,156	625,082	699,517	161	131	68,937	5.54
2022	—	2,491,868	—	1,733,828	642,236	425,477	110	118	58,214	5.33
2021	—	3,208,666	—	4,806,992	758,056	969,949	138	160	56,170	3.61

(1)
Bradley M. Nelson served as the Company's principal executive officer ("PEO") for the entirety of 2025 and during 2024 beginning on March 18, 2024. Frederick A. Brightbill served as the Company’s PEO through March 17, 2024 and for the entirety of 2023, 2022, and 2021. The Company's other NEOs for the applicable years were as follows:
a.
2025: Timothy M. Oxley and George Steinbarger
b.
2024: Timothy M. Oxley, George Steinbarger, and Stephan Cloutier
c.
2023: Timothy M. Oxley, George Steinbarger, Patrick May, and Stephan Cloutier
d.
2021-2022: Timothy M. Oxley, George Steinbarger, Patrick May, and Scott Womack
(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Mr. Nelson, (ii) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Mr. Brightbill and (iii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s NEOs other than the PEO for such years.
(3)
Amounts reported in this column represent the CAP for Mr. Nelson as the Company's PEO in the indicated fiscal years, as computed in accordance with Item 402(v) of Regulation S-K, based on his total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown below. The Company does not have a defined benefit pension plan or pay dividends, so no pension or dividend adjustments were made.

CURRENT PEO ADJUSTMENTS	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)

Summary Compensation Table - Total Compensation	2,701,502	1,286,797	—	—	—
- Grant Date Fair Value of Stock Awards Grants in Fiscal Year	(1,225,522)	(1,000,002)	—	—	—
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	1,298,928	858,964	—	—	—
+ / - Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	(30,330)	—	—	—	—
+ Fair Value of Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	—	—	—	—	—
+ / - Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—	—	—	—	—
= Compensation Actually Paid	2,744,578	1,145,759	—	—	—

(4)
Amounts reported in this column represent the CAP for Mr. Brightbill as the Company’s PEO in the indicated fiscal years, as computed in accordance with Item 402(v) of Regulation S-K, based on his total compensation reported in the Summary

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 46

Compensation Table for the indicated fiscal years and adjusted as show below. The Company does not have a defined benefit pension plan or pay dividends, so no pension or dividend adjustments were made.

FORMER PEO ADJUSTMENTS	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)

Summary Compensation Table - Total Compensation	—	2,379,662	2,739,387	2,491,868	3,208,666
- Grant Date Fair Value of Stock Awards Grants in Fiscal Year	—	(1,450,023)	(1,450,021)	(1,050,037)	(1,373,637)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	—	433,315	981,352	733,810	2,030,848
+ / - Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	—	(593,859)	86,161	(395,221)	888,619
+ Fair Value of Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	—	216,648	314,530	141,477	—
+ / - Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—	(458,215)	622,747	(188,069)	52,496
= Compensation Actually Paid	—	527,528	3,294,156	1,733,828	4,806,992
(5)
Amounts reported in this column represent the CAP for the Company's non-PEO NEOs in the indicated fiscal year, as computed in accordance with Item 402(v) of Regulation S-K, based on the average total compensation for such NEOs reported in the Summary Compensation Table for the indicated fiscal year and adjusted as shown in the table below, using the same methodology described above in Note 3. The Company does not have a defined benefit pension plan or pay dividends, so no pension or dividend adjustments were made.

NON-PEO NEOs AVERAGE ADJUSTMENTS	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)

Summary Compensation Table - Total Compensation	700,225	678,083	625,082	642,236	758,056
- Grant Date Fair Value of Stock Awards Grants in Fiscal Year	(196,301)	(333,938)	(212,833)	(185,470)	(260,787)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	173,379	144,023	144,042	100,003	334,674
+ / - Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	(1,302)	(74,170)	11,265	(52,720)	138,565
+ Fair Value of Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	34,680	27,980	46,167	19,255	—
+ / - Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(5,130)	(58,607)	85,794	(35,663)	(559)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(126,345)	(44,677)	—	(62,164)	—
= Compensation Actually Paid	579,206	338,694	699,517	425,477	969,949

(6)
Total shareholder return ("TSR") is cumulative for the measurement period beginning on June 30, 2020, calculated in accordance with Item 201(e) of Regulation S-K.
(7)
The TSR Peer Group consists of the Russell 2000 Index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K.
(8)
Reflects Net Income as shown in the Company's Annual Report on Form 10-K for the indicated fiscal years.
(9)
For fiscal 2025, the CHC Committee determined that Diluted Adjusted Earnings Per Share (EPS) continues to be viewed as a core driver of the Company's performance and shareholder value creation. Diluted Adjusted EPS is a non-GAAP financial measure. Please see Appendix A for a reconciliation of non-GAAP financial measures.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 47

RELATIONSHIP BETWEEN PAY AND PERFORMANCE

The charts below describe the relationship between the PEO and non-PEO NEOs CAP to TSR, Net Income, and Diluted Adjusted EPS. CAP fluctuated year-over-year, as a result of our stock performance and our varying levels of achievement against pre-established performance goals under our annual and long-term incentive programs.

CAP vs. TSR	CAP vs. NET INCOME

6,000
5,000
4,000
3,000
2,000
1,000
-
170
160
150
140
130
120
110
100
90
80
2021
2022
2023
2024
2025
Current PEO CAP
Former PEO CAP
NEO Avg. CAP
MCFT TSR
Peer TSR

6,000
5,000
4,000
3,000
2,000
1,000
-
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
2021
2022
2023
2024
2025
Current PEO CAP
Former PEO CAP
NEO Avg. CAP
Net Income

CAP vs. DILUTED ADJUSTED EPS

The following is a list of financial performance measures, which in the Company's assessment represent the most important financial performance measures used by the Company to link CAP to the Named Executive Officers for 2025:

FINANCIAL PERFORMANCE MEASURES

Divisional Free Cash Flow
Diluted Adjusted EPS
Total Shareholder Return

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 48

OUR SHAREHOLDERS

BENEFICIAL OWNERSHIP OF THE COMPANY’S SECURITIES

The following table sets forth information concerning beneficial ownership of our common stock as of September 2, 2025, unless otherwise indicated, by each of the directors and nominees for director, by each of the named executive officers, by all directors, nominees for director and executive officers as a group, and by beneficial owners of more than five percent of our common stock.

NAME	NUMBER OF SHARES OF COMMON STOCK OWNED(1)	NUMBER OF SHARES SUBJECT TO RIGHT TO ACQUIRE BENEFICIAL OWNERSHIP	TOTAL SHARES OF COMMON STOCK BENEFICIALLY OWNED	PERCENT OF SHARES OF COMMON STOCK OUTSTANDING(2)
BENEFICIAL OWNERS OF 5% OR MORE OF OUR COMMON STOCK
Coliseum Capital Management(3)	3,562,615	—	3,562,615	21.9%
Forager Capital Management, LLC(4)	1,802,975	—	1,802,975	11.1%
BlackRock, Inc. (5)	1,208,434	—	1,208,434	7.4%
Divisar Capital Management LLC(6)	1,175,054	—	1,175,054	7.2%
Systematic Financial Management, L.P.(7)	1,071,425	—	1,071,425	6.6%
The Vanguard Group(8)	901,520	—	901,520	5.5%
Dimensional Fund Advisors LP(9)	842,945	—	842,945	5.2%
Directors and named executive officers
Bradley M. Nelson	81,333	—	81,333	*
Timothy M. Oxley	129,394	—	129,394	*
George Steinbarger(10)	41,257	—	41,257	*
W. Patrick Battle	27,455	—	27,455	*
Jaclyn Baumgarten	23,913	—	23,913	*
Donald C. Campion	19,277	—	19,277	*
Jennifer Deason	13,625	—	13,625	*
Roch Lambert	34,939	—	34,939	*
Peter G. Leemputte	32,811	—	32,811	*
Kamilah Mitchell-Thomas	11,257	—	11,257	*
All current executive officers, directors and director nominees as a group (10 persons)	415,261	—	415,261	2.5%

* Represents beneficial ownership of less than one percent (1%) of our outstanding common stock.

(1)
Shares shown in the table above include shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account.
(2)
Based on an aggregate of 16,293,758 shares of MasterCraft common stock issued and outstanding as of September 2, 2025.
(3)
As of December 26, 2024, based on information provided in Schedule 13D/A filed with the SEC on December 30, 2024 by Coliseum Capital Management ("Coliseum"), Coliseum reported share voting power with respect to 3,562,615 shares of our common stock and share dispositive power with respect to 3,562,615 shares of our common stock. The Schedule 13D/A contained information as of December 26, 2024, and may not reflect current holdings of our common stock. The address for Coliseum is 105 Rowayton Avenue, Rowayton, CT 06853.
(4)
As of May 1, 2025, based on information provided in Form 4 filed with the SEC on May 1, 2025 by Forager Capital Management, LLC (“Forager”), Forager reported 1,802,975 of shares beneficially owned.
(5)
As of March 31, 2025, based on information provided in Schedule 13G/A filed with the SEC on April 17, 2025 by BlackRock, Inc. (“BlackRock”), BlackRock reported sole voting power with respect to 1,185,629 shares of our common stock and sole dispositive power with respect to 1,208,434 shares of our common stock. The Schedule 13G/A contained information as of March 31, 2025, and may not reflect current holdings of our common stock. The address for BlackRock is 50 Hudson Yards, New York, NY 10001.
(6)
As of March 31, 2025, based on information provided in Schedule 13G/A filed with the SEC on May 15, 2025 by Divisar Capital Management LLC (“Divisar”), Divisar reported shared voting power with respect to 1,175,045 shares of our common stock and shared dispositive power with respect to 1,175,045 shares of our common stock. Divisar serves as general partner and investment manager of Divisar Partners QP, L.P., (collectively "the Funds") and may be deemed to be the beneficial owner of all shares of our common stock held by the Funds. Additionally, Mr. Steven Baughman, as CEO of Divisar with the power to exercise investment and voting discretion, may also be deemed to be the beneficial owner of all shares of our common stock held by the Funds. Pursuant to Rule 13d-4 under the Securities Exchange Act of 1934, as amended, each of the Funds expressly disclaims beneficial ownership over any of the securities reported in the statement, and the filing of this

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 49

statement shall not be construed as an admission that either of the Funds are the beneficial owner of any of the securities reported herein. The Schedule 13G/A contained information as of March 31, 2025, and may not reflect current holdings of our common stock. The address for Divisar is 275 Sacramento Street, 8th Floor, San Francisco, CA 94111.
(7)
As of December 31, 2024, based on information provided in Schedule 13G/A filed with the SEC on February 13, 2025 by Systematic Financial Management, L.P. (“Systematic”), Systematic reported sole voting power with respect to 623,325 shares of our common stock and sole dispositive power with respect to 1,071,425 shares of our common stock. The Schedule 13G/A contained information as of December 31, 2024, and may not reflect current holding of our common stock. The address for Systematic is 300 Frank W. Burr Blvd., 7th Floor, Teaneck, NJ 07666.
(8)
As of September 30, 2024, based on information provided in Schedule 13G/A filed with the SEC on November 12, 2024 by The Vanguard Group (“Vanguard”), Vanguard reported shared voting power with respect to 7,594 shares, sole dispositive power with respect to 888,479 shares of our common stock and shared dispositive power with respect to 13,041 shares of our common stock. The Schedule 13G/A contained information as of September 30, 2024, and may not reflect current holdings of our common stock. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(9)
As of December 31, 2024, based on information provided in Schedule 13G/A filed with the SEC on January 23, 2025 by Dimensional Fund Advisors LP (“Dimensional”), Dimensional reported sole voting power with respect to 824,173 shares of our common stock and sole dispositive power with respect to 842,945 shares of our common stock. The Schedule 13G/A contained information as of December 31, 2024, and may not reflect current holdings of our common stock. The address for Dimensional is 6300 Bee Cave Road, Building One, Austin, TX 78746.
(10)
Mr. Steinbarger left the Company in February 2025. The number of shares reported is based upon the most recent available data to the Company.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 50

INSIDER TRADING ARRANGEMENTS AND POLICIES

We have adopted insider trading policies and procedures that govern the purchase and sale of our securities by our employees, directors and officers. We believe our insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations as well as the exchange listing standards applicable to us. Our insider trading policies and procedures prohibit our employees, directors and officers from (i) trading in securities while in possession of material, non-public information relating to the securities, whether the issuer of such security is the Company or any other company and (ii) directly or indirectly communicating material, non-public information to anyone outside of the Company (except in accordance with the Company’s policies regarding the protection or authorized external disclosure of Company information) or to anyone within the Company other than on a need-to-know basis, among other things.

The insider trading policy relevant to officers, director and other key employees of the Company, in addition to the above restrictions, requires that such persons pre-clear every transaction involving the Company’s securities with the Company’s Chief Financial Officer or, in the case of transactions by the Chief Financial Officer, the Chief Executive Officer. Pre-clearance obligations apply to all transactions in the Company’s securities, including without limitation, acquisitions and dispositions of Company stock, the exercise of stock options, gifts and the sale of Company stock issued upon exercise of stock options. Additionally, such persons are prohibited from trading in the Company’s securities during certain blackout periods, except pursuant to a trading plan intended to comply with SEC Rule 10b5-1 that is entered into and maintained in compliance with our insider trading policies and procedures and applicable law. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy Compliance Policy, a copy of which can be found as exhibits to our Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 51

POLICIES AND PRACTICES FOR GRANTING CERTAIN EQUITY AWARDS

The Board, at the recommendation of the CHC Committee, approves all equity award grants to our NEOs on or before the grant date. The CHC Committee’s general practice is to complete its annual executive compensation review and determine performance goals and target compensation for our NEOs, following which they make a recommendation to the Board, which in turn reviews the recommendation and approves equity awards for our NEOs. Accordingly, annual equity awards are typically determined at the first CHC Committee meeting of the fiscal year and reviewed and approved at the first Board meeting of the fiscal year. These grants are then made effective shortly after the date of filing of the Company’s Form 10-K for its prior fiscal year. On occasion, the Board may, at the recommendation of the CHC Committee, grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. While the Board has discretionary authority to grant equity awards to our NEOs outside of the cycle described above, neither the Board nor the CHC Committee take into account material non-public information when determining the timing or terms of equity awards, nor do we time disclosure of material non-public information for the purpose of affecting the value of executive compensation.

During fiscal 2025, the Company did not grant stock options (or similar awards) to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 52

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following are summaries of certain transactions, arrangements and relationships with certain of our directors, executive officers or shareholders owning 5% or more of our outstanding common stock.

COMPENSATION PROGRAMS

We have entered into certain compensation plans to provide payments to certain of our service providers (including our named executive officers and certain of our non-employee directors) as described under the section titled “Executive Compensation.”

OUR POLICY REGARDING RELATED PARTY TRANSACTIONS

Our Board has adopted a written related party transaction policy setting forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related party had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related party has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related party. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related party’s interest in the transaction.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 53

NEXT ANNUAL MEETING—SHAREHOLDER PROPOSALS

RULE 14A-8 PROPOSALS FOR OUR 2026 PROXY STATEMENT

Pursuant to Rule 14a-8 under the Exchange Act, a shareholder proposal submitted for inclusion in our proxy statement for the 2026 annual meeting of shareholders (the “2026 Annual Meeting”) must be received by us by May 18, 2026. However, pursuant to such rule, if the 2026 Annual Meeting is held on a date that is before September 28, 2026 or after November 27, 2026, then a shareholder proposal submitted for inclusion in our proxy statement for the 2026 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2026 Annual Meeting. In addition, the deadline for providing notice to the Company under Rule 14a-19 of the Exchange Act of a shareholder's intent to solicit proxies in support of nominees must be submitted in accordance with, and within the time period prescribed in, the advance notice provision of our Bylaws.

SHAREHOLDER PROPOSALS OF BUSINESS

Under our Bylaws that will be in effect for the 2026 Annual Meeting, a shareholder is eligible to submit a shareholder proposal of business (other than nominations of directors, the procedures for which are described below) at an annual meeting outside the processes of Rule 14a-8 if the shareholder is (1) a shareholder of record at the time of giving notice of such proposal, (2) entitled to vote at the meeting and (3) complies with the notice procedures set forth in our Bylaws. Our Bylaws provide that the proposal must be a proper matter for shareholder action under Delaware law and the shareholder must provide timely notice of the proposal in writing to our Corporate Secretary. To be timely under our Bylaws, our Corporate Secretary must receive advance notice of a proposal for business at the 2026 Annual Meeting between June 30, 2026 and July 30, 2026; provided, however, if and only if the 2026 Annual Meeting is not scheduled to be held between September 28, 2026 and January 6, 2027, such shareholder’s notice must be delivered to our Corporate Secretary not earlier than 120 days prior to the date of the 2026 Annual Meeting and not later than the later of (A) the tenth day following the day of the public announcement of the date of the 2026 Annual Meeting or (B) the date which is 90 days prior to the date of the 2026 Annual Meeting. The advance notice of the proposal must contain certain information specified in our Bylaws, including information concerning the proposal and the shareholder proponent. The foregoing description is only a summary of the requirements of our Bylaws. Shareholders intending to submit a proposal of business at the 2026 Annual Meeting outside the processes of Rule 14a-8 must comply with the provisions specified in our Bylaws.

SHAREHOLDER NOMINATION OF DIRECTORS

Shareholders may nominate directors for election without consideration by the NCG Committee by complying with the eligibility, advance notice and other provisions of our Bylaws. Under our Bylaws that will be in effect for the 2026 Annual Meeting, a shareholder is eligible to submit a shareholder nomination of directors at an annual meeting if the shareholder is (1) a shareholder of record at the time of giving notice of such proposal, on the record date for the annual meeting and at the time of the annual meeting (2) entitled to vote at the meeting and (3) complies with the notice procedures set forth in our Bylaws. The shareholder must provide timely notice of the nomination in writing to our Corporate Secretary. To be timely under our Bylaws, our Corporate Secretary must receive advance notice of a nomination for election of a director at the 2026 Annual Meeting between June 30, 2026 and July 30, 2026; provided, however, if and only if the 2026 Annual Meeting is not scheduled to be held between September 28, 2026 and January 6, 2027, such shareholder’s notice must be delivered to our Corporate Secretary not earlier than 120 days prior to the date of the 2026 Annual Meeting and not later than the later of (C) the tenth day following the day of the public announcement of the date of the 2026 Annual Meeting or (D) the date which is 90 days prior to the date of the 2026 Annual Meeting. The advance notice of the nomination must contain certain information specified in our Bylaws, including information concerning the nominee and the shareholder proponent. The foregoing description is only a summary of the requirements of our Bylaws. Shareholders intending to submit a nomination for the 2026 Annual Meeting must comply with the provisions specified in our Bylaws.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 54

HOUSEHOLDING

The SEC has adopted a rule concerning the delivery of disclosure documents. The rule allows us to send a single annual report, proxy statement, proxy statement combined with a prospectus, information statement, or Notice of Internet Availability of Proxy Materials to any household at which two or more shareholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and MasterCraft. It reduces the volume of duplicate information received at your household and helps MasterCraft reduce expenses. Each shareholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

If any shareholders in your household wish to receive a separate annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, they may call us at (423) 884-2221, write to us at 100 Cherokee Cove Drive, Vonore, TN 37885, or e-mail us at investorrelations@mastercraft.com. If you are a shareholder that receives multiple copies of our proxy materials or Notice of Internet Availability of Proxy Materials, you may request Householding by contacting us in the same manner and requesting a householding consent.

CONTACT INFORMATION

Shareholder proposals or nominations should be sent to:

100 Cherokee Cove Drive,

Vonore, Tennessee 37885

Attention: Corporate Secretary

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 55

OUR MEETING

QUESTIONS RELATING TO THIS PROXY STATEMENT

Q: WHAT IS A PROXY?

A: It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our officers as proxies for the Annual Meeting. These officers are Bradley M. Nelson and Scott Kent.

Q: WHAT IS A PROXY STATEMENT?

A: It is a document that Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to vote designating Bradley M. Nelson and Scott Kent as proxies to vote on your behalf.

Q: WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A SHAREHOLDER WHO HOLDS STOCK IN STREET NAME?

A: If your shares are registered in your name with our transfer agent, Equiniti, you are a shareholder of record. If your shares are held in the name of your bank, broker or other nominee, your shares are held in street name.

Q: WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

A: September 2, 2025 is the record date for the Annual Meeting to be held on October 28, 2025. The record date is established by the Board as required by the Delaware General Corporation Law (“Delaware Law”). Owners of record of our common stock at the close of business on the record date are entitled to receive notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.

Q: HOW CAN I ATTEND THE ANNUAL MEETING?

A: Shareholders as of the record date may attend and vote virtually at the Annual Meeting by registering at www.proxydocs.com/mcft prior to the deadline of October 27, 2025 at 11:59 pm Eastern Time. To register, shareholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or Notice of Availability of Proxy Materials. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.

Q: CAN I ASK QUESTIONS AT THE ANNUAL MEETING?

A: Shareholders as of our record date who attend and participate in our virtual Annual Meeting at www.proxydocs.com/mcft will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. These shareholders may also submit a question in advance of the Annual Meeting at www.proxydocs.com/mcft. In both cases, shareholders must have available their control number provided on their proxy card, voting instruction form or Notice of Availability of Proxy Materials.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 56

Q: HOW DO I VOTE?

A:	NAME	IF YOU ARE A SHAREHOLDER OF RECORD	IF YOU ARE A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME
	BY INTERNET (24 hours a day)*	To vote through the internet, you may complete an electronic proxy card at www.proxydocs.com/mcft. You will be asked to provide the control number from the enclosed proxy card.

To vote through the internet, you must follow the instructions found on the voting instruction form you have received from your broker. You will be asked to provide the control number on that form in order for your vote to be counted.

BY TELEPHONE (24 hours a day)*

To vote over the telephone, dial the toll-free number 855-962-4263 using any touch tone telephone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card.

If your shares are held in the name of a bank, broker or other nominee, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.

	BY MAIL	Return a properly executed and dated proxy card in the prepaid envelope we have provided.	Return a properly executed and dated voting instruction form by mail, depending upon the method(s) your bank, brokerage firm, broker-dealer or similar organization makes available
AT OUR ANNUAL MEETING*

Shareholders who wish to attend the virtual meeting must register in advance at www.proxydocs.com/mcft prior to the deadline of October 27, 2025 at 11:59 pm Eastern. All electronic and paper proxy cards must be received by the independent inspector before the polls close at the meeting.

Shareholders who wish to attend the virtual meeting must register in advance at www.proxydocs.com/mcft prior to the deadline of October 27, 2025 at 11:59 pm Eastern. All electronic and paper proxy cards must be received by the independent inspector before the polls close at the meeting.

* Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to give their voting instructions and confirm that shareholders’ instructions have been recorded properly. We have been advised that the Internet and telephone voting procedures that have been made available to you are consistent with applicable legal requirements. Shareholders voting by Internet or telephone should understand that, while we do not charge any fees for voting by Internet or telephone, there may still be costs, such as usage charges from Internet access providers and telephone companies, for which you are responsible.

The giving of a proxy will not affect your right to vote at the Annual Meeting should you decide to attend.

Q: WHAT IF I SIGN AND RETURN A PROXY CARD, BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

A: Proxies that are properly executed and delivered, and not revoked, will be voted as specified on the proxy card. If no direction is specified on the proxy card, the proxy will be voted as follows:

▪
for the election of eight directors nominated by the Board for a term that expires at the 2026 Annual Meeting;
▪
for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026;
▪
for the resolution approving, on an advisory basis (i.e. non-binding), the compensation of the Company’s named executive officers (“Say-on-Pay”).

Q: WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: You may change your vote by revoking your proxy at any time before it is exercised, which can be done by voting your shares online while virtually attending the meeting, by delivering a new proxy or by notifying the Company Secretary in writing prior to the meeting. If your shares are held for you in a brokerage, bank or other institutional account, you must contact that institution to revoke a previously authorized proxy. Participation in the Annual Meeting will not alone constitute revocation of a proxy.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 57

Q: WHAT IS A QUORUM?

A: The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. The inspector of elections appointed for the meeting will tabulate votes cast by proxy and in person at the meeting and determine the presence of a quorum. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum.

Q: WILL MY SHARES BE VOTED IF I DO NOT VOTE BY THE INTERNET, SIGN AND RETURN A PROXY CARD, OR VOTE AT THE VIRTUAL ANNUAL MEETING?

A: If you are a shareholder of record and you do not vote by the Internet, sign and return a proxy card or attend the Annual Meeting and vote electronically, your shares will not be voted and will not count in deciding the matters presented for shareholder consideration in this proxy statement.

If your shares are held in “street name” through a bank, broker or other nominee and you do not provide voting instructions before the Annual Meeting, your broker or other nominee may vote your shares on your behalf under certain circumstances. Brokerage firms have the authority under certain rules to vote shares for which their customers do not provide voting instructions on “routine” matters.

The ratification of the appointment of our independent registered public accounting firm is considered a “routine” matter under these rules. Therefore, brokerage firms are allowed to vote their customers’ shares on this matter if the customers do not provide voting instructions. If your brokerage firm votes your shares on this matter because you do not provide voting instructions, your shares will be counted for purposes of establishing a quorum to conduct business at the meeting and in determining the number of shares voted for or against the routine matter.

When a matter is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that matter, the brokerage firm cannot vote the shares on that matter. This is called a “broker non-vote.” Only the ratification of the appointment of our independent registered public accounting firm is considered a “routine” matter for this Proxy Statement. The election of director nominees is not considered a routine matter. Because the election of director nominees is not considered a “routine” matter for shareholder consideration, the brokers will not have discretionary authority to vote your shares with respect to such matters and if you do not instruct your bank or broker how to vote your shares, no votes will be cast on your behalf with respect to such matters.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This action ensures your shares will be voted at the meeting in accordance with your wishes.

Q: HOW MAY I VOTE AND HOW MANY VOTES ARE NEEDED FOR EACH PROPOSAL?

A: For Proposal 1—Election of Directors, you may vote FOR or AGAINST any or all director nominees or you may ABSTAIN as to one or more director nominees. In order to be elected, the number of votes FOR a director must exceed the number of votes AGAINST such director. As set forth in our bylaws, only votes FOR or AGAINST the election of a director nominee will be counted. Abstentions and broker non-votes count for quorum purposes, but not for purposes of the election of directors. A vote to ABSTAIN is not treated as a vote FOR or AGAINST and will have no effect on the outcome of the vote.

For Proposal 2—Ratification of the Appointment of our Independent Registered Public Accounting Firm, you may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors or you may ABSTAIN. A majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote must be voted FOR approval of this matter in order for it to pass. Votes cast FOR or AGAINST and ABSTENTIONS with respect to this matter will be counted as shares entitled to vote on the matter. Broker non-votes are not applicable to this matter. A vote to ABSTAIN will have the effect of a vote AGAINST the matter.

For Proposal 3—Advisory Vote on Compensation of Named Executive Officers (Say-on-Pay), you may vote FOR or AGAINST the approval of the compensation of our named executive officers or you may ABSTAIN. A majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote must be voted FOR approval of this matter in order for it to pass. Votes cast FOR or AGAINST and ABSTENTIONS with respect to this matter will be counted as shares entitled to vote on the matter. Broker non-votes will not be counted as shares entitled to vote on this matter. A vote to ABSTAIN will have the effect of a vote AGAINST the matter. As an advisory vote, this proposal is not binding.

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 58

However, the Board and CHC Committee will consider the outcome of the vote when making future compensation decisions for our executive officers.

Any other matters: The voting results of any other matters are determined by a majority of votes cast affirmatively or negatively, except as may otherwise be required by law.

No cumulative voting rights are authorized, and dissenters’ rights are not applicable to the matters being voted upon.

Q: HOW ARE PROXIES SOLICITED AND WHAT IS THE COST?

A: We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. Our directors, officers and employees may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

Q: WHO WILL TABULATE AND CERTIFY THE VOTE?

A: BetaNXT, an independent third party, will tabulate and certify the vote and will have a representative to act as the independent inspector of elections for the Annual Meeting.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We expect to announce preliminary voting results at the Annual Meeting. We will publish the final results in a current report on Form 8-K within four business days of the Annual Meeting. We will file that report with the SEC, and you can get a copy from:

▪
our website at www.mastercraft.com by clicking on the Investors link, followed by the Financials link,
▪
the SEC’s website at www.sec.gov,
▪
the SEC at 1 (800) SEC-0330, or
▪
our Corporate Secretary at 100 Cherokee Cove Drive, Vonore, Tennessee 37885.

Q: HOW CAN I OBTAIN A COPY OF THE 2025 ANNUAL REPORT TO SHAREHOLDERS AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2025?

A: Our 2025 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the year ended June 30, 2025, is available at www.proxydocs.com/mcft and at www.mastercraft.com by clicking on the Investors link, followed by the Financials link and on the SEC’s website at www.sec.gov. At the written request of any shareholder who owns common stock as of the close of business on the record date, we will provide, without charge, paper copies of our Annual Report on Form 10-K, including the financial statements and financial statement schedule, as filed with the SEC, except exhibits thereto. If requested by eligible shareholders, we will provide copies of the exhibits for a reasonable fee. You can request copies of our Annual Report on Form 10-K by mailing a written request to:

100 Cherokee Cove Drive,

Vonore, Tennessee 37885

Attention: Corporate Secretary

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 59

OTHER MATTERS

OTHER BUSINESS

We know of no other business to be transacted, but if any other matters do come before the meeting, the persons named as proxies in the accompanying proxy, or their substitutes, will vote or act with respect to them in accordance with their best judgment.

Whether or not you expect to attend the Annual Meeting, please complete, date and sign and promptly return the accompanying proxy in the enclosed postage paid envelope or vote via the Internet so that your shares may be represented at the Annual Meeting.

By order of the Board of Directors,

Roch Lambert Chairman of the Board

MASTERCRAFT BOAT HOLDINGS, INC.	2025 PROXY STATEMENT | 60

APPENDIX A

RECONCILIATION OF NON-GAAP MEASURES

(DOLLARS IN THOUSANDS)	FISCAL 2025
Income from continuing operations	$10,715
Income tax expense	2,820
Interest expense	1,169
Interest income	(3,472)
Depreciation and amortization	9,579
EBITDA	20,811
Share-based compensation	2,915
Senior leadership transition and organizational realignment costs(a)	659
Adjusted EBITDA	$24,385

RECONCILIATION OF ADJUSTED EARNINGS PER SHARE

(DOLLARS IN THOUSANDS)	FISCAL 2025
Income from continuing operations	$10,715
Income tax expense	2,820
Amortization of acquisition intangibles	1,800
Share-based compensation	2,915
Senior leadership transition and organizational realignment costs(a)	659
Adjusted Net Income before income taxes	18,909
Adjusted income tax expense(b)	3,782
Adjusted Net Income	$15,127

Adjusted Net Income per share:
Basic	$0.92
Diluted	$0.92
Weighted average shares used for the computation of:
Basic Adjusted Net Income per share(c)	16,428,485
Diluted Adjusted Net Income per share(c)	16,525,773

RECONCILIATION OF FREE CASH FLOW

(DOLLARS IN THOUSANDS)	FISCAL 2025
Net cash provided by operating activities of continuing operations	$38,222
Less:
Purchases of property, plant, and equipment	(9,198)
Free cash flow	$29,024

A-1

RECONCILIATION OF DIVISIONAL FREE CASH FLOW

(DOLLARS IN THOUSANDS)	FISCAL 2025
Income from continuing operations	$10,715
Income tax expense	2,820
Interest expense	1,169
Interest income	(3,472)
Depreciation and amortization	9,579
EBITDA	20,811
Accounts receivable	4,828
Inventories	6,568
Accounts payable	(2,017)
Accrued expenses and other current liabilities	455
Share-based compensation	2,915
Other	5,520
Division cash flow from operations	39,080
Purchases of property, plant and equipment	(9,198)
Divisional Free Cash Flow	$29,882
(a)
Represents amounts paid for legal fees and recruiting costs associated with the CEO and CFO transitions, as well as non-recurring severance costs incurred as part of the Company's strategic organization realignment undertaken in connection with the transitions.
(b)
Reflects income tax expense at a tax rate of 20.0% for fiscal 2025.
(c)
Represents the Weighted Average Shares Used for the Computation of Basic and Diluted earnings (loss) per share as presented on the Consolidated Statements of Operations to calculate Adjusted Net Income per diluted share for all periods presented herein

A-2

MASTERCRAFT BOAT HOLDINGS INC.

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

MasterCraft Boat Holdings, Inc

Annual Meeting of Stockholders

For Stockholders as of September 2, 2025

Tuesday, October 28, 2025 8:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MCFT for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 8:00 AM, Eastern Time, October 28, 2025.

Internet:
www.proxypush.com/MCFT
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-855-962-4263
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/MCFT

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Bradley M. Nelson and W. Scott Kent, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of MasterCraft Boat Holdings, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS IN ITEM 1 AND "FOR" THE PROPOSAL IN ITEMS 2 AND 3.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

MASTERCRAFT BOAT HOLDINGS INC.

MasterCraft Boat Holdings, Inc Annual Meeting of Stockholders

Please make your marks like this: ☒

The Board of Directors recommends a vote FOR the nominees for director listed in proposal 1 and FOR proposals 2 and 3.

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Eight Nominees;	FOR	AGAINST	ABSTAIN	
	1.01 W. Patrick Battle	☐	☐	☐	FOR
	1.02 Jaclyn Baumgarten	☐	☐	☐	FOR
	1.03 Donald C. Campion	☐	☐	☐	FOR
	1.04 Jennifer Deason	☐	☐	☐	FOR
	1.05 Roch Lambert	☐	☐	☐	FOR
	1.06 Peter G. Leemputte	☐	☐	☐	FOR
	1.07 Kamilah Mitchell-Thomas	☐	☐	☐	FOR
	1.08 Bradley M. Nelson	☐	☐	☐	FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2026.	☐	☐	☐	FOR
3.	To approve, on an advisory basis, the compensaton of the Company's named executive officers.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/MCFT

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date